[Acorn, Column, Graduation Hat, Shaking Hands -- Graphics]

Semi-Annual Report
April 30, 1999

Galaxy Tax-Free Bond Funds

Galaxy Funds

Galaxy Tax-Exempt Bond Fund

Galaxy New Jersey Municipal
Bond Fund

Galaxy New York Municipal
Bond Fund

Galaxy Connecticut Municipal
Bond Fund

Galaxy Massachusetts Municipal
Bond Fund

Galaxy Rhode Island Municipal
Bond Fund

[Galaxy Funds Logo]

Chairman's Message

Dear Shareholder:

      Enclosed is the Galaxy Tax-Free Bond Funds' performance report for the six months ended April 30, 1999. The report includes a Market Overview that describes the different economic and market factors influencing tax-free bonds during this time. Following the Market Overview are portfolio reviews for each of the Galaxy Tax-Free Bond Funds that describe how Fleet Investment Advisors Inc. managed the Funds' portfolios in this climate. Financial statements and a list of portfolio holdings for each of the Funds as of April 30, 1999 appear at the end of the report.

      Although the economic outlook brightened during the recent six-month period, bond yields moved higher and their prices fell. With investors abandoning an earlier flight to quality, municipal bonds and other fixed-income issues outperformed U.S. Treasury securities. Individual sectors of the stock market also responded to a changing outlook in different ways. As in previous transitions, experienced investors held to their long-term strategies and kept their portfolios well diversified.

      During this time, Fleet Investment Advisors Inc. has also worked with us to expand the information we provide to our shareholders. By giving you more information that is easier to access, we hope to help you manage current market conditions more effectively and develop investment plans that bring you closer to your financial goals.

      At the end of 1998, we launched The Galaxy, America's first mutual fund newspaper. Sent to more than 200,000 retail shareholders of the Galaxy Funds, this quarterly publication provides in-depth coverage of key market trends, investment issues, and planning tools. There are also interviews with Galaxy Fund portfolio managers, as well as announcements of new products and services for shareholders.

      In addition, we are expanding our web site (www.galaxyfunds.com). The revised site -- which should be completed by the end of this summer -- will include more educational articles, interactive services, and market reports. Shareholders will also be able to access many of the articles from The Galaxy on the site.

      We hope these new shareholder services will help you make the most of your Galaxy Fund investments. We encourage you to contact us for any additional information you may need, including questions about the material in this report, by calling the Galaxy Information Center toll-free at 1-877-BUY-GALAXY (1-877-289-4252). You can also visit our investment professionals located at Fleet branches.

      Sincerely,

      /s/ Dwight E. Vicks, Jr.

      Dwight E. Vicks, Jr.
      Chairman of the Board of Trustees

[Begin Sidebar]

Mutual Funds:

o are not bank deposits
o are not FDIC insured
o are not obligations of Fleet Bank
o are not guaranteed by Fleet Bank
o are subject to investment risk including possible loss of principal amount invested

[End Sidebar]

Market Overview

Tax-Free Bond Market Overview

By Fleet Investment Advisors Inc.

      Bond yields rose and prices fell during the six months ended April 30, 1999, as a vibrant domestic economy raised the issue of inflation in the fixed-income markets. With greater economic optimism, however, investors sought value in other sectors that had underperformed U.S. Treasury securities during the flight to quality that occurred late in 1998. The municipal market had further suffered as low absolute yields discouraged demand by retail investors and increased debt issuance throughout 1998 had pushed supplies to record levels. By early 1999, municipal bond yields had reached historically high levels versus yields for U.S. Treasuries.

      Lower funding needs for municipalities in the first quarter of 1999, however, helped to reduce supply and sentiment in the municipal bond market improved. In addition, a rise in bond yields generally rekindled retail investors' demand for municipal bonds. These factors helped to mitigate the decline in municipal prices as interest rates rose. As a result, municipals outpaced Treasuries by a wide margin over the reporting period. By the end of the period, municipal yields had moved higher by less than one-third of the movement in Treasury yields.

Economic Outlook Brightens

      At the start of the period, 30-year Treasury bonds were yielding 5.20%, the Lehman Brothers Municipal Bond Index was yielding 4.38% and inflation was about 1.6%. After growing at an annualized rate of 3.7% in the third quarter of 1998, the gross domestic product ("GDP"), which measures the output of U.S. goods and services, increased by 6% in the fourth quarter of 1998. Consumer spending was vibrant -- fueled by record low unemployment, stock market gains, falling import prices, and dramatic cuts in interest rates by the Federal Reserve ("the Fed") and central banks in other parts of the world.

      In the second half of 1998, global economic concerns had driven investors at home and abroad to the safety of U.S. Treasury securities. By the fourth quarter of 1998, this flight to quality had created an international liquidity crisis. After cutting short-term interest rates by 25 basis points (0.25%) in both September and October to stem the crisis, the Fed imposed a third 25 basis point cut in November.

      Besides instilling confidence in U.S. growth, the cuts in short-term rates eased demand for Treasury securities and set the stage for higher bond yields. While the Fed indicated that it would not cut rates again unless there was further economic deterioration, some investors felt the third rate cut was unnecessary and might even jeopardize the benign inflation environment of recent years. The risk that the Fed's monetary policy might be too loose, combined with greater stability overseas, drove yields upward in the first months of 1999. Although inflation remained low, investors felt that GDP growth in excess of 4% would put further pressure on a labor market that was already tight and would eventually cause higher wages and inflation. With investors worried that the Fed might have to increase short-term rates to preempt future inflation, the yield for long-term Treasuries rose to about 5.7% by the end of April. The yield for the Lehman Municipal Bond Index stood at 4.46% when the reporting period closed.

[Begin Sidebar]

"By early 1999, municipal bond yields had reached historically high levels versus yields for U.S. Treasuries. Lower funding needs for municipalities in the first quarter of 1999, however, helped to reduce supply and sentiment in the municipal bond market improved."

[End Sidebar]

Anticipating Slower Growth

      The current eight-year economic expansion is the longest period of domestic growth since 1969. The lengthy expansion has been fostered in part by low inflation that in turn has been sustained by improved productivity and moderate wage gains. After a strong showing in the first quarter of 1999, however, we believe the rate of GDP growth in the U.S. could slow to less than 3% later this year. Although economies abroad appear to have stabilized, substantial imbalances remain that could continue to curb U.S. exports. At the same time, consumer spending is likely to slow after matching or exceeding personal income for some time.

      With slower growth, price increases should remain tame, thereby allowing the Fed to keep interest rates on hold. Once the threat of higher rates has subsided, bond yields could decline once again. In the meantime, however, yields could continue to rise -- especially since the Fed has indicated that its next move would likely be to boost interest rates should a general rise in prices of goods and services occur.

      Now that most of the additional value in municipals has been absorbed, the sector is more likely to perform in line with Treasuries if yields fall. Lower interest rates could increase municipal debt issuance, which may hinder price performance in the tax-exempt market. Independent of the direction of rates, plan to continue to emphasize bonds with strong credit fundamentals -- especially as the incremental return for increased risk remains at historically low levels. We expect to use any additional backup in rates to further improve the overall yield and credit quality of investments in the Galaxy Tax-Free Bond Funds.

[Begin Sidebar]

"The current eight-year economic expansion is the longest period of domestic growth since 1969. The lengthy expansion has been fostered in part by low inflation that in turn has been sustained by improved productivity and moderate wage gains."

[End Sidebar]

PERFORMANCE AT-A-GLANCE

AVERAGE ANNUAL TOTAL RETURNS -- TRUST SHARES

Periods ended April 30, 1999                      6 Months    1 Year    3 Years    5 Years  Life of Fund
----------------------------------------------------------------------------------------------------------
Tax-Exempt Bond Fund
(Inception date 12/30/91)                           1.43%      6.47%     7.11%      6.81%       6.80%
 ..........................................................................................................

New Jersey Municipal Bond Fund
(Inception date 4/3/98)                             0.96       5.92      N/A        N/A         5.10
 ..........................................................................................................

New York Municipal Bond Fund
(Inception date 12/31/91)                           1.22       6.61      6.97       6.75        6.55
 ..........................................................................................................

Connecticut Municipal Bond Fund
(Inception date 12/14/90)                           1.16       6.46      6.91       6.79        5.72
 ..........................................................................................................

Massachusetts Municipal Bond Fund
(Inception date 12/14/90)                           1.67       6.77      7.11       6.82        5.54
----------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS -- RETAIL A SHARES+

Periods ended April 30, 1999                      6 Months    1 Year    3 Years    5 Years  Life of Fund
----------------------------------------------------------------------------------------------------------
Tax-Exempt Bond Fund
(Inception date 12/30/91)                          -2.49%      2.23%     5.51%       5.78%      6.21%
 ..........................................................................................................

New Jersey Municipal Bond Fund
(Inception date 4/3/98)                            -2.94       1.70      N/A         N/A        1.20
 ..........................................................................................................

New York Municipal Bond Fund
(Inception date 12/31/91)                          -2.71       2.46      5.42        5.75       5.87
 ..........................................................................................................

Connecticut Municipal Bond Fund
(Inception date 3/16/93)                           -2.72       2.24      5.34        5.76       4.90
 ..........................................................................................................

Massachusetts Municipal Bond Fund
(Inception date 3/12/93)                           -2.23       2.57      5.58        5.84       4.75
 ..........................................................................................................

Rhode Island Municipal Bond Fund
(Inception date 12/20/94)                          -2.34       2.15      5.65        N/A        6.64
----------------------------------------------------------------------------------------------------------

+ Return figures have been restated to include the effect of the maximum 3.75% front-end sales charge which became effective on December 1, 1995.

AVERAGE ANNUAL TOTAL RETURNS -- RETAIL B SHARES**

                                6 Month          6 Month           1 Year            1 Year        Life of Fund     Life of Fund
                             Return Before    Return After      Return Before     Return After     Return Before    Return After
                              Contingent       Contingent        Contingent        Contingent       Contingent       Contingent
Periods ended               Deferred Sales   Deferred Sales    Deferred Sales    Deferred Sales   Deferred Sales   Deferred Sales
April 30, 1999              Charge Deducted Charge Deducted*   Charge Deducted  Charge Deducted*  Charge Deducted Charge Deducted*
-----------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond Fund
(Inception date 3/4/96)          1.00%           (3.90)%            5.59%             0.59%            5.00%            4.42%
-----------------------------------------------------------------------------------------------------------------------------------

*    As if shares were redeemed at end of period.

** Retail B Shares are subject to a 5.00% contingent deferred sales charge if shares are redeemed within the first year. The charge decreases to 4.00%, 3.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through sixth years, respectively. Retail B Shares automatically convert to Retail A Shares after six years. Total returns are from the date of inception. Six months returns are unannualized total returns.

Past performance is no guarantee of future results. Investment returns and principal values will vary with market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Investment Advisor is presently waiving fees and/or reimbursing expenses and may revise or discontinue such practice at any time. Without such waivers and/or reimbursements, performance would be lower. Total return figures in this report include changes in share price, reinvestment of dividends and capital gains distributions and include the deduction of any sales charges, where applicable, unless otherwise indicated.

Portfolio Reviews

[photo: Migliozzi]

Glenn Migliozzi is the managing director of Fixed Income Investments for Fleet Investment Advisors Inc. He is also a member of Fleet's Tax-Exempt Investment Policy Committee of Fleet Investment Advisors Inc., which has managed the Galaxy Tax-Exempt Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds since 1996 and the Galaxy New Jersey Municipal Bond Fund since it commenced operations in April of 1998.

GALAXY TAX-EXEMPT BOND FUND

By Glenn Migliozzi, CFA
Managing Director, Fixed Income Investments

      As an improving economic outlook drove bond yields higher in the six months ended April 30, 1999, prices for intermediate-term issues declined less than the prices for longer-term bonds. Our emphasis on intermediate-term issues in the Galaxy Tax-Exempt Bond Fund helped enhance the Fund's returns in this environment.

      During the reporting period, the Fund's Trust Shares earned a total return of 1.43%. Over the same time, Retail A Shares had a total return of 1.31% before deducting the maximum 3.75% front-end sales charge, and Retail B Shares had a total return of 1.00% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 4 for total returns after deducting the front-end sales charge and the contingent deferred sales charge.)

      Over the same time, the average general municipal bond fund reporting its performance to Lipper Analytical Services ("Lipper"), a mutual fund performance tracking service, had a total return of 1.20%, and the Lehman Brothers Municipal Bond Index had a total return of 1.75%.

      On April 30, 1999, the Fund's Trust Shares had a 30-day Securities and Exchange Commission ("SEC") annualized yield of 3.69%. On the same date, Retail A Shares had a 30-day SEC annualized yield of 3.53%, and Retail B Shares had a 30-day SEC annualized yield of 3.03%. For shareholders in the 36% federal income tax bracket, these equaled taxable yields of 5.71%, 5.51%, and 4.73%, respectively.

Adding Intermediate-Term Issues

      Having emphasized longer-term municipals for most of 1998 as bond prices were rising, we increased attention to the intermediate sector in the fourth quarter when prices appeared to peak. Our continued focus on premium-coupon issues with good call protection further enhanced returns when prices fell in the months that followed.

      As an additional defensive measure, we raised the cash position of the portfolio. Later, as interest rates became more attractive, we used these reserves to enhance the Fund's yield.

      Given the narrow spread between yields for issues of high and low credit quality, we continued to emphasize higher-quality municipals. In particular, the Fund benefited from a lower relative weighting in uninsured hospital bonds, which performed poorly on concerns about earnings in the sector.

Positioned for Slower Growth

      If the economy slows and bonds rally, the Fund should benefit from an average maturity that remains slightly longer than that of its benchmark. As slower growth causes credit spreads to widen, the Fund should also benefit from its emphasis on higher-rated issues.


Galaxy Tax-Exempt Bond Fund

Distribution of Total Net Assets as of April 30, 1999

Cash Equivalents & Net Other Assets and Liabilities 1%

North Central 13%

South 36%

Pacific 8%

Mountain 3%

Other Territories 3%

East 36%


Galaxy Tax-Exempt Bond Fund

Growth of $10,000 investment*


Lehman Brothers Municipal Bond Index                          $10,000 -- $16,997

Galaxy Tax-Exempt Bond Fund - Retail A Shares                 $ 9,625 -- $15,428

Galaxy Tax-Exempt Bond Fund - Trust Shares                    $10,000 -- $16,198

Galaxy Tax-Exempt Bond Fund - Retail B Shares                 $10,000 -- $11,464

*Since inception on 12/30/91 for Trust and Retail A Shares. Since inception on
 3/4/96 for Retail B Shares. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. Performance figures for Retail B Shares reflect the deduction of the maximum 5.00% contingent deferred sales charge as if shares were redeemed on April 30, 1999. The Lehman Brothers Municipal Bond Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect investment management fees and other expenses incurred by the Fund.

Portfolio Reviews

GALAXY NEW JERSEY MUNICIPAL BOND FUND

By Glenn Migliozzi, CFA
Managing Director, Fixed Income Investments

      When we launched the Galaxy New Jersey Municipal Bond Fund in April of 1998, we emphasized investments with premium coupons, intermediate maturities, and strong credit quality. We have maintained this strategy since the Fund's inception. Over the period, the Fund underperformed its peer group as a result of lower relative weightings in debt with higher yields, longer maturities, and lower credit ratings. We remain convinced that the emphasis on quality will prove beneficial, however, as slower economic growth causes a further widening in the yield spread between AAA and BBB rated debt.

      For the six months ended April 30, 1999, the Fund's Trust Shares had a total return of 0.96%. Over the same time, Retail A Shares had a total return of 0.85% before deducting the maximum 3.75% front-end sales charge. (Please see chart on page 4 for total returns after deducting the front-end sales charge.) The average New Jersey municipal bond fund tracked by Lipper had a total return of 1.24% for the same period, and the Lehman Municipal Bond Index had a total return of 1.75%.

      On April 30, 1999, the Fund's Trust Shares had a 30-day SEC annualized yield of 3.32%. On the same date, Retail A Shares had a 30-day SEC annualized yield of 3.14%. This equaled taxable yields of 5.54% and 5.24%, respectively, for shareholders in the 36% Federal income tax bracket who live in the State of New Jersey.

Investment Strategies

      Early in 1999, we increased the portfolio's cash position to protect the value of Fund shares while interest rates were rising. We plan to deploy these reserves in longer-maturity debt to enhance the Fund's yield and improve the overall maturity structure of the portfolio. We expect to also continue to emphasize investments of high credit quality. By underweighting the hospital/healthcare sector in particular, we have avoided the poor price performance that has occurred in the sector as a result of weak earnings and continued concerns about rising drug costs.

Looking Ahead

      Should the economy slow and bonds rally, as we expect, the Fund should benefit from the addition of longer-maturity issues. When bond prices rise, the prices for longer-term issues tend to outperform those for shorter maturities. The Fund should also benefit from its emphasis on higher-rated municipals, as slower growth causes credit spreads to widen.

Galaxy New Jersey Municipal Bond Fund

Distribution of Total Net Assets as of April 30, 1999

Cash Equivalents & Net Other Assets and Liabilities 2%

Other Territories  11%

New Jersey 87%


Galaxy New Jersey Municipal Bond Fund

Growth of $10,000 investment*


Lehman Brothers Municipal Bond Index                         $10,000 -- $10,647

Galaxy New Jersey Municipal Bond Fund - Retail A Shares      $ 9,625 -- $ 9,748

Galaxy New Jersey Municipal Bond Fund - Trust Shares         $10,000 -- $10,548

*Since inception on 4/3/98. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. The Lehman Brothers Municipal Bond Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect investment management fees and other expenses incurred by the Fund. Results for the index are calculated since 4/30/98 because the index returns are calculated at month-end only.

Portfolio Reviews

GALAXY NEW YORK MUNICIPAL BOND FUND

By Glenn Migliozzi, CFA
Managing Director, Fixed Income Investments

      During the reporting period, the Galaxy New York Municipal Bond Fund benefited as supplies of municipals in New York shrank more than supplies elsewhere in the country. The addition of intermediate-term issues at the end of 1998 also enhanced returns.

      For the six months ended April 30, 1999, the Fund's Trust Shares had a total return of 1.22%. During the same time, Retail A Shares returned 1.12% before deducting the maximum 3.75% front-end sales charge. (Please see the chart on page 4 for total returns after deducting the front-end sales charge.) Over this period, the average New York municipal bond fund tracked by Lipper returned 1.28%, and the Lehman Municipal Bond Index returned 1.75%.

      On April 30, 1999, the Fund's Trust Shares had a 30-day SEC annualized yield of 3.71%. On the same date, Retail A Shares had a 30-day SEC annualized yield of 3.56%. These are the same as taxable yields of 6.22% and 5.97%, respectively, for shareholders in the 36% federal income tax bracket who live in the State of New York.

A Shift in Maturities

      For most of 1998, we emphasized municipals with longer maturities to make the most of a decline in interest rates. During the fourth quarter, when yields seemed to be bottoming, we found more value in intermediate-term maturities. By increasing the portfolio's allocation to intermediate-term issues, we helped protect the value of Fund shares as interest rates rose and bond prices fell.

      Early in 1999, we modestly increased the Fund's cash allocation -- which we will likely look to deploy in new investments at higher yields. We plan to remain underweighted in uninsured hospital bonds, which have underperformed as substantial cutbacks in Medicare reimbursements have helped to reduce earnings in the sector.

Yield Spreads to Widen

      Yields for municipals with lower credit ratings remain historically close to AAA credits. If the economy slows in coming months, however, we would expect lower-quality issues to underperform the higher credit issues and the quality spreads to widen. The Fund is well positioned to benefit from this change in yield spreads, given our overall emphasis on higher-quality issues.

      With an average maturity that is slightly longer than that of its benchmark, the Fund should also benefit as slower growth should prompt a rally in bond prices.

Galaxy New York Municipal Bond Fund

Distribution of Total Net Assets as of April 30, 1999

Other Territories 3%

Cash Equivalents & Net Other Assets and Liabilities 2%

New York 95%


Galaxy New York Municipal Bond Fund

Growth of $10,000 investment*


Lehman Brothers Municipal Bond Index                         $10,000 -- $16,997

Galaxy New York Municipal Bond Fund - Retail A Shares        $ 9,625 -- $15,189

Galaxy New York Municipal Bond Fund - Trust Shares           $10,000 -- $15,923

*Since inception on 12/31/91. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. The Lehman Brothers Municipal Bond Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect investment management fees and other expenses incurred by the Fund.

Portfolio Reviews

GALAXY CONNECTICUT MUNICIPAL BOND FUND

By Glenn Migliozzi, CFA
Managing Director, Fixed Income Investments

      Over the six months ended April 30, 1999, supplies of new issue municipal bonds in Connecticut shrank more than supplies elsewhere in the country. This enhanced the value of existing bonds in the state as bond yields rose and prices fell. The Galaxy Connecticut Municipal Bond Fund slightly underperformed its Lipper peer group during this time, however, due to our continued focus on higher-quality bonds. Returns for higher-yielding, lower-rated bonds were relatively strong in a low interest rate environment, due to the additional yield they provided over AA- and AAA-rated issuers.

      During the reporting period, the Fund's Trust Shares earned a total return of 1.16%. Before deducting the maximum 3.75% front-end sales charge, Retail A Shares earned a total return of 1.06%. (Please see the chart on page 4 for total returns after deducting the front-end sales charge.) During the same period, the average Connecticut municipal bond fund tracked by Lipper returned 1.43% and the Lehman Municipal Bond Index returned 1.75%.

      On April 30, 1999, the Fund's Trust Shares had a 30-day SEC annualized yield of 3.67%. On the same date, Retail A Shares had a 30-day SEC annualized yield of 3.52%. These equal taxable yields of 6.01% and 5.76%, respectively, for shareholders in the 36% federal income tax bracket who live in the State of Connecticut.

Further Help from High Coupons, Call Protection

      Having emphasized longer-term municipals for most of 1998, when bond prices were rising, we added intermediate-term issues in the fourth quarter, as prices seemed to peak. As before, we focused on premium-coupon issues with good call protection -- which helped returns when prices fell in the months that followed.

      In the first months of 1999, we shortened the portfolio's maturity structure by raising its cash position to protect the value of Fund shares against rising interest rates. We used this cash to buy investments with higher yields later in the period. We continued to emphasize municipals with higher credit quality, as the yield spreads between high and low quality credits remained narrow.

      In particular, the Fund also benefited from an underweighting in uninsured hospital bonds, which performed poorly on concerns about health care earnings.

Longer Maturities Should Outperform

      If economic growth slows and bond prices rally, as we expect, the Fund should benefit from an average maturity that is slightly longer than that of its benchmark. We also anticipate that with an economic slowdown, municipals with higher credit quality should outperform. The Fund's emphasis on quality should enhance returns in this environment.

Galaxy Connecticut Municipal Bond Fund

Distribution of Total Net Assets as of April 30, 1999

Cash Equivalents & Net Other Assets and Liabilities 1%

Other Territories 13%

Connecticut 86%


Galaxy Connecticut Municipal Bond Fund

Growth of $10,000 investment*

Lehman Brothers Municipal Bond Index                         $10,000 -- $16,240

Galaxy Connecticut Municipal Bond Fund - Retail A Shares     $ 9,625 -- $13,402

Galaxy Connecticut Municipal Bond Fund - Trust Shares        $10,000 -- $14,059

*Since inception on 3/16/93. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. The Lehman Brothers Municipal Bond Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect investment management fees and other expenses incurred by the Fund. Results for the index are calculated since 3/31/93 because the index returns are calculated at month-end only.

Portfolio Reviews

GALAXY MASSACHUSETTS MUNICIPAL BOND FUND

By Glenn Migliozzi, CFA
Managing Director, Fixed Income Investments

      When bond prices fall, bonds with shorter maturities, high coupons, and good call protection usually decline less in price than the market as a whole. By placing greater emphasis on those characteristics during the six-month period ended April 30, 1999, we helped the Galaxy Massachusetts Municipal Bond Fund make the most of a weaker market.

      For the six-month reporting period, the Fund's Trust Shares earned a total return of 1.67%. Over the same time, Retail A Shares had a total return of 1.58% before deducting the maximum 3.75% front-end sales charge. (Please see the chart on page 4 for total returns after deducting the front-end sales charge.)

      These returns compared to 1.26% for the average Massachusetts municipal bond fund tracked by Lipper and 1.75% for the benchmark Lehman Municipal Bond Index.

      On April 30, 1999, the Fund's Trust Shares had a 30-day SEC annualized yield of 3.95% and Retail A Shares had a 30-day SEC annualized yield of 3.79%. These equaled taxable yields of 6.56% and 6.29% for shareholders in the 36% Federal income tax bracket who live in the Commonwealth of Massachusetts.

Adjusting Maturities for Rising Yields

      For most of 1998, we emphasized municipals with longer maturities to make the most of rising bond prices. During the fourth quarter, when prices seemed to be peaking, we found more value in intermediate maturities. We also felt this sector would perform better in a rising rate environment.

      Early in 1999, we raised our cash position modestly so that we could take advantage of an anticipated increase in yields. As we found opportunities to deploy this cash, we continued to focus on municipals with high credit quality. In particular, we have maintained a lower relative weighting in the uninsured hospital sector -- which has been experiencing poor earnings and substantial cutbacks in Medicare reimbursements.

Continued Focus on Quality

      With an average maturity that is slightly longer than that of its benchmark, the Fund should continue to perform well if the economy slows and bonds rally. In a rally, prices for longer maturities with good call protection tend to outperform shorter-term bonds. We would also expect credit spreads to widen, which would cause lower-rated bonds to underperform AAA rated securities. As a result, we expect to maintain our emphasis on municipals with high credit quality.

Galaxy Massachusetts Municipal Bond Fund

Distribution of Total Net Assets as of April 30, 1999

Other Territories 8%

Cash Equivalents & Net Other Assets and Liabilities 2%

Massachusetts 90%


Galaxy Massachusetts Municipal Bond Fund

Growth of $10,000 investment*


Lehman Brothers Municipal Bond Index                         $10,000 -- $15,961

Galaxy Massachusetts Municipal Bond Fund - Retail A Shares   $ 9,625 -- $13,086

Galaxy Massachusetts Municipal Bond Fund - Trust Shares      $10,000 -- $13,692

*Since inception on 3/12/93. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. The Lehman Brothers Municipal Bond Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect investment management fees and other expenses incurred by the Fund. Results for the index are calculated since 3/31/93 because the index returns are calculated at month-end only.

Portfolio Reviews

GALAXY RHODE ISLAND MUNICIPAL BOND FUND

By Glenn Migliozzi, CFA
Managing Director, Fixed Income Investments

      Like the rest of the municipal market, the issuance of new municipal securities in Rhode Island was lower over the reporting period. When product was available, we added intermediate-term bonds, which appeared to offer the best value. This strategy helped enhance the Galaxy Rhode Island Municipal Bond Fund's returns during the six months ended April 30, 1999.

      During the reporting period, the Fund's Retail A Shares earned a total return of 1.50% before deducting the maximum 3.75% front-end sales charge. (Please see chart on page 4 for total returns after deducting the front-end sales charge.) Over the same time the average Rhode Island municipal bond fund tracked by Lipper had a total return of 1.38%, and the Lehman Municipal Bond Index had a total return of 1.75%.

      On April 30, 1999, the Fund's Retail A Shares had a 30-day SEC annualized yield of 3.88%. This equaled a taxable yield of 6.70% for shareholders in the 36% Federal income tax bracket who live in the State of Rhode Island.

Raising Cash

      As before, we continued to focus on enhancing the Fund's yield and overall maturity structure. To protect the value of Fund shares in the rising interest rate environment, we raised the portfolio's cash position early in 1999. In the months that followed, we strategically deployed these reserves to take advantage of available product at higher yields. Given the narrow spreads between yields for issues of different credit quality, we continued to emphasize municipals with strong credit ratings. In particular, we employed a relative underweighting in the hospital/healthcare sector. These issues generally underperformed, reflecting poor earnings of hospitals and HMOs and the effect of recent changes in Medicare.

Yield Spreads Could Widen

      Although yields for municipals with lower credit ratings remain historically close to those for AAA credits, we expect lower-quality issues to underperform if the economy slows in coming months. Given our overall emphasis on higher-quality issues, the Fund is well positioned for such a change.

      As slower growth helps bond prices rally, the Fund should also benefit from an average maturity that is slightly longer than that of its benchmark.

Galaxy Rhode Island Municipal Bond Fund

Distribution of Total Net Assets as of April 30, 1999

Texas 3%

Cash Equivalents & Net Other Assets and Liabilities 2%

Other Territories 20%

Rhode Island 75%

Galaxy Rhode Island Municipal Bond Fund

Growth of $10,000 investment*


Lehman Brothers Municipal Bond Index                         $10,000 -- $13,746

Galaxy Rhode Island Municipal Bond Fund - Retail A Shares    $ 9,625 -- $13,236

*Since inception on 12/20/94 Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. The Lehman Brothers Municipal Bond Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect investment management fees and other expenses incurred by the Fund. Results for the index are calculated since 12/31/94 because the index returns are calculated at month-end only.

Shareholder Services

AUTOMATIC INVESTMENT PROGRAM

The Golden Rule of investing is "pay yourself first." That is easy to do with Galaxy's Automatic Investment Program. For as little as $50 per month deducted directly from your checking, savings or bank money market account, you can consistently and conveniently add to your Galaxy investment. When you establish an Automatic Investment Program, the $2,500 initial investment requirement for Galaxy is waived. Of course, such a program does not assure a profit and does not protect against loss in a declining market.

DIVERSIFICATION

A fundamental investment practice is "diversification." A well-balanced asset allocation plan may help to control your risk while pursuing your goals. Many mutual funds offer a low-cost way to diversify your investments while you benefit from professional management. Galaxy's comprehensive array of investment choices can be used in combination to match the needs of nearly everyone.

EXCHANGE PRIVILEGES

As your investment needs change, you can conveniently exchange your shares in one fund for shares in another fund at no cost (as long as you exchange within the same share class).

CONSOLIDATED STATEMENTS

Timely, comprehensive mutual fund account statements offer detailed information on your individual account. If you have a FleetOne Gold or a Fleet Private Banking Account, your Galaxy Fund information can be added to these statements.

24-HOUR ACCESS TO REGISTERED REPRESENTATIVES

24 hours a day, seven days a week, 365 days a year, we are ready and available to help. Our toll-free telephone lines offer round-the-clock access to Fund information and service. Call toll-free 1-877-BUY-GALAXY (1-877-289-4252) for information on initial purchases and current performance.

--------------------------------------------------------------------------------
Certain shareholder services may not be available to Trust Share investors. Please consult the Fund Prospectus.
* Shares of the Funds are distributed through First Data Distributors, Inc., member NASD and SIPC. Investment Specialists are registered representatives of FIS Securities, Inc., Fleet Enterprises, Inc., or Quick & Reilly, Inc., members NASD and SIPC.

[Begin Sidebar]

"A well-balanced asset allocation plan may help to control your risk while pursuing your goals."

[End Sidebar]

Shareholder Information

[Begin Sidebar]

          TRUSTEES
        AND OFFICERS
    Dwight E. Vicks, Jr.
    Chairman and Trustee

       John T. O'Neill
    President, Treasurer
         and Trustee

      Louis DeThomasis,
         F.S.C., Ph.D.
           Trustee

      Donald B. Miller
           Trustee

        James M. Seed
           Trustee

     Bradford S. Wellman
           Trustee

          W. Bruce
     McConnel, III, Esq.
          Secretary

        Jylanne Dunne
     Vice President and
     Assistant Treasurer

      William Greilich
       Vice President

     INVESTMENT ADVISOR
      Fleet Investment
        Advisors Inc.
       75 State Street
         Boston, MA
            02109

         DISTRIBUTOR
         First Data
     Distributors, Inc.
     4400 Computer Drive
        Westborough,
  Massachusetts 01581-5108

        ADMINISTRATOR
     First Data Investor
    Services Group, Inc.
     4400 Computer Drive
        Westborough,
  Massachusetts 01581-5108

[End Sidebar]

This report is submitted for the general information of shareholders of The Galaxy Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for each Fund of The Galaxy Fund, which contains more information concerning the investment policies and expenses of the Funds as well as other pertinent information. For complete information, and before making an investment decision on any of the Funds of The Galaxy Fund, you should request a prospectus from First Data Distributors, Inc. by calling toll-free 1-877-BUY-GALAXY (1-877-289-4252). Read the prospectus carefully before you invest.

Shares of the Funds are not bank deposits or obligations of, or guaranteed or endorsed by, Fleet Financial Group, Inc. or any of its affiliates, Fleet Investment Advisors Inc., or any Fleet bank. Shares of the Funds are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment return and principal value will vary as a result of market conditions or other factors so that shares of the Funds, when redeemed, may be worth more or less than their original cost. An investment in the Funds involves investment risks, including the possible loss of principal amount invested.

                                [Recycled Logo]

                   This report was printed on recycled paper.

Tax-Exempt Bond Fund

Portfolio of Investments
April 30, 1999 (unaudited)

   Par Value                                                     Value
  ----------                                                   ---------
MUNICIPAL SECURITIES - 99.47%
                  Alaska - 0.77%

$ 1,275,000       Anchorage Hospital Revenue
                  Sisters of Providence Project
                  6.75%, 10/01/00 .........................  $ 1,327,594
                                                             -----------

                  California - 6.85%

  1,000,000       California East Bay Municipal Utilities..
                  District Water System, Revenue
                  5.25%, 06/01/17 .........................    1,031,250
  2,500,000       California Educational Facilities
                  Authority, Stanford University,
                  Series O
                  5.13%, 01/01/31 .........................    2,503,125
  1,915,000       California Rural Home Mortgage
                  Finance Authority, Series A
                  6.35%, 12/01/29 .........................    2,116,075
  2,000,000       California State, GO
                  5.00%, 10/01/19
                  Insured: FSA ............................    1,997,500
  1,500,000       California State, GO
                  5.50%, 03/01/20
                  Insured: FSA ............................    1,576,875
  1,500,000       California State Veteran Bond, GO
                  Series BH
                  5.40%, 12/01/15
                  Insured: FSA ............................    1,539,375
  1,000,000       San Diego, California
                  Water Utilities Funding
                  5.38%, 08/01/12
                  Insured: FGIC ...........................    1,062,500
                                                             -----------
                                                              11,826,700
                                                             -----------

                  Colorado - 0.63%

  1,000,000       Colorado Housing Finance Authority
                  Single Families, Series B-3
                  6.55%, 05/01/25 .........................    1,095,000
                                                             -----------

                  Connecticut - 2.42%

  1,000,000       Connecticut State Clean Water Fund
                  5.13%, 09/01/15 .........................    1,030,000
  1,000,000       Connecticut State HEFA
                  Trinity College, Series F
                  5.50%, 07/01/21
                  Insured: MBIA ...........................    1,065,000
    720,000       Connecticut State Housing Finance
                  Authority, Housing Mortgage Finance
                  Program, Series A
                  6.10%, 05/15/13 .........................      763,200
    730,000       Connecticut State Housing Finance
                  Authority, Housing Mortgage Finance
                  Program, SubSeries B-1
                  6.25%, 05/15/11 .........................      772,887

   Par Value                                                     Value
  ----------                                                   ---------
                  Connecticut (continued)

$   500,000       Connecticut State Special Tax
                  Obligation Transportation
                  Infrastructure, Series B
                  6.10%, 09/01/07 .........................  $   545,625
                                                             -----------
                                                               4,176,712
                                                             -----------

                  Florida - 6.84%

  2,000,000       Florida State Board of Education
                  5.50%, 01/01/02 .........................    2,092,500
  2,500,000       Florida State Board of Education
                  Lottery Revenue, Series C
                  4.50%, 07/01/17
                  Insured: FGIC ...........................    2,356,250
  2,000,000       Hillsborough County
                  School Board, Series A
                  5.50%, 07/01/14
                  Insured: MBIA ...........................    2,177,500
  2,835,000       Miami, Dade County
                  Special Obligation, Series A
                  5.22%, 10/01/14 (A)
                  Insured: MBIA ...........................    1,318,275
  2,690,000       Tampa Bay Water Utilities
                  Series B
                  5.13%,10/01/14
                  Insured: FGIC ...........................    2,770,700
  1,000,000       Tampa Catholic
                  Health Systems, Series A-1
                  5.50%, 11/15/14 .........................    1,090,000
                                                             -----------
                                                              11,805,225
                                                             -----------

                  Georgia - 3.80%

  2,000,000       De Kalb County
                  Water and Sewer, Revenue
                  6.25%, 10/01/06 .........................    2,262,500
  1,000,000       Fulton County School District, GO
                  5.60%, 01/01/11 .........................    1,085,000
  3,000,000       Georgia State, GO
                  Series D
                  5.25%,10/01/12 ..........................    3,210,000
                                                             -----------
                                                               6,557,500
                                                             -----------

                  Idaho - 1.00%

    500,000       Boise-Kuna Irrigation District
                  Lucky Peak Hydroelectric Project
                  6.60%, 07/01/05 .........................      537,500
  1,160,000       Idaho Housing & Finance Assistance
                  Single Family Mortgage, Senior
                  Series G-2, AMT
                  5.70%, 07/01/16 .........................    1,189,000
                                                             -----------
                                                               1,726,500
                                                             -----------

                       See Notes to Financial Statements.

Tax-Exempt Bond Fund

April 30, 1999 (unaudited)

   Par Value                                                      Value
  ----------                                                   ---------
                   Illinois - 3.77%

$  1,000,000       Cook County, GO
                   7.25%, 11/01/07
                   Insured: MBIA ............................ $ 1,201,250
   3,000,000       Illinois Educational Facilities Authority
                   Wesleyan University
                   5.65%, 09/01/26
                   Insured: MBIA ............................   3,135,000
   1,000,000       Illinois State, GO
                   5.80%, 09/01/18
                   Insured: FGIC ............................   1,056,250
   1,000,000       Regional Transportation Authority
                   Series A
                   6.25%, 06/01/15 ..........................   1,110,000
                                                              -----------
                                                                6,502,500
                                                              -----------
                   Indiana - 1.26%

   2,000,000       Indianapolis Local Public Improvement
                   Bond Bank, Series A
                   6.00%, 01/10/18 ..........................   2,167,500
                                                              -----------
                   Iowa - 1.04%

   1,745,000       Iowa Finance Authority Single Family
                   Revenue, Mortgage, Series F
                   5.55%, 01/01/16 ..........................   1,797,350
                                                              -----------
                   Kansas - 0.98%

   1,575,000       Kansas State
                   Department of Highway Transportation
                   5.50%, 09/01/14 ..........................   1,689,188
                                                              -----------
                   Kentucky - 1.21%

   1,000,000       Kentucky Housing Corp. Guaranteed
                   Series C-3
                   5.70%, 01/01/11 ..........................   1,042,500
   1,000,000       Kentucky State Turnpike Authority
                   Economic Development, Road Revenue
                   Revitalization Projects
                   7.13%, 05/15/01
                   Pre-refunded 05/15/00 ....................   1,053,880
                                                              -----------
                                                                2,096,380
                                                              -----------

                   Louisiana - 1.45%

   2,500,000       Louisana State Offshore Terminal Authority
                   Deepwater Port Revenue, Series A-Loop
                   1st Stage A-Loop, Inc.
                   4.25%, 09/01/08 (B)
                   LOC: UBS AG ..............................   2,500,000
                                                              -----------

   Par Value                                                      Value
  ----------                                                   ---------
                   Maine - 1.10%

$    250,000       Maine Municipal Bond Bank
                   Series B
                   6.75%, 11/01/12 .......................... $   279,062
     500,000       Maine Municipal Bond Bank
                   Sewer & Water, SRF Program, Series A
                   6.50%, 11/01/08 ..........................     549,375
   1,000,000       Maine State Housing Authority
                   Mortgage, Series C-1
                   6.50%, 11/15/11 ..........................   1,065,000
                                                              -----------
                                                                1,893,437
                                                              -----------

                   Maryland - 3.47%

   2,875,000       Maryland State Community
                   Development Administration,
                   Department of Housing & Community
                   Development, Series A, AMT
                   5.70%, 07/01/17 ..........................   2,975,625
   1,500,000       Maryland State Health & Higher
                   Education, Facilities Authority
                   Johns Hopkins University
                   6.00%, 07/01/10 ..........................   1,706,250
   1,250,000       Montgomery County Housing
                   Opportunity, Commission Single
                   Family Mortgage Revenue
                   5.75%, 07/01/13 ..........................   1,310,938
                                                              -----------
                                                                5,992,813
                                                              -----------

                   Massachusetts - 6.38%

   2,000,000       Massachusetts State HEFA
                   Partners Healthcare Systems, Series A
                   5.38%, 07/01/17
                   Insured: MBIA ............................   2,055,000
     200,000       Massachusetts State HEFA
                   South Shore Hospital, Series D
                   6.50%, 07/01/10
                   Insured: MBIA ............................     218,000
   2,000,000       Massachusetts State IFA
                   Tufts University, Series H
                   5.50%, 02/15/12
                   Insured: MBIA ............................   2,157,500
   1,000,000       Massachusetts State Industrial Finance
                   Electric Utility Revenue
                   Nantucket Electric, Series A, AMT
                   5.88%, 07/01/17
                   Insured: AMBAC ...........................   1,070,000
                                                              -----------
   2,000,000       Massachusetts State Port Authority
                   Series A
                   5.38%, 07/01/18 ..........................   2,057,500
   2,500,000       Massachusetts State Turnpike
                   Authority, Series A
                   5.00%, 01/01/39
                   Insured: AMBAC ...........................   2,381,250

                       See Notes to Financial Statements.

Tax-Exempt Bond Fund

April 30, 1999 (unaudited)

   Par Value                                                     Value
  ----------                                                  ---------
                  Massachusetts (continued)

$ 1,000,000       Massachusetts State
                  Water Resource Authority, Series B
                  5.50%, 08/01/15
                  Insured: FSA ...........................  $ 1,073,750
                                                            -----------
                                                             11,013,000
                                                            -----------

                  Michigan - 0.62%

  1,000,000       Central Michigan University
                  6.00%, 10/01/13
                  Insured: MBIA ..........................    1,072,500
                                                            -----------

                  Minnesota - 0.60%

  1,000,000       Rochester Health Care Facilities
                  Mayo Foundation, Series A
                  5.50%, 11/15/27
                  Insured: GO of Mayo Foundation .........    1,040,000
                                                            -----------

                  Missouri - 2.42%

  1,000,000       Missouri State HEFA
                  St. Louis University
                  5.50%, 10/01/16 ........................    1,066,250
    770,000       Missouri State
                  Housing and Development,
                  Single Family, Series B-2
                  6.40%, 03/01/29 ........................      835,450
  2,000,000       Sikeston Electric Revenue
                  6.00%, 06/01/14
                  Insured: MBIA ..........................    2,280,000
                                                            -----------
                                                              4,181,700
                                                            -----------

                  Nevada - 0.62%

  1,000,000       Clark County
                  Series A, GO & Revenue
                  6.00%, 06/01/16
                  Pre-refunded 06/01/02
                  Insured: AMBAC .........................    1,067,500
                                                            -----------

                  New Jersey - 2.87%

  1,000,000       Mercer County Improvement
                  Authority Customer Receipts,
                  Justice Complex
                  6.05%, 01/01/07 ........................    1,001,600
  1,500,000       New Jersey Health Care Facilities
                  Financing, AHS Hospital Corp.
                  Series A
                  6.00%, 07/01/12
                  Insured: AMBAC .........................    1,700,625
  1,700,000       New Jersey Health Care Facilities
                  Finance Authority, Medical
                  Center at Princeton
                  5.13%, 07/01/18
                  Insured: AMBAC .........................    1,708,500

   Par Value                                                     Value
  ----------                                                  ---------
                  New Jersey (continued)

$   500,000       New Jersey State
                  Transportation Systems
                  Series A
                  5.50%, 06/15/09 ........................  $   546,875
                                                            -----------
                                                              4,957,600
                                                            -----------

                  New Mexico - 1.22%

    750,000       Dona Ana County
                  Gross Receipt Tax Revenue
                  5.50%, 06/01/16
                  Insured: AMBAC .........................      800,625
  1,285,000       New Mexico Mortgage Finance
                  Authority Single Family Mortgage
                  Series B-3
                  5.50%, 07/01/28
                  Insured: Fannie Mae/
                  GNMA/FHLMC .............................    1,305,881
                                                            -----------
                                                              2,106,506
                                                            -----------

                  New York - 11.36%

  1,000,000       Battery Park City Authority
                  Senior Lien, Series A
                  5.50%, 11/01/10 ........................    1,050,000
  2,165,000       Metropolitan Transportation Authority
                  Dedicated Tax Fund, Series C-1
                  5.25%, 07/01/17
                  Insured: FGIC ..........................    2,213,712
  1,000,000       Municipal Assistance Corp. for City
                  of New York, Series O
                  5.25%, 07/01/07
                  Insured: GO of Municipal
                  Assistance Corp. .......................    1,071,250
  1,500,000       New York City Transitional Finance
                  Authority Revenue, Series C
                  5.00%, 05/01/26 ........................    1,453,125
  1,000,000       New York Municipal Water Finance
                  Authority, Water and Sewer System
                  Series A
                  5.50%, 06/15/11 ........................    1,040,000
  2,110,000       New York State Dormitory Authority
                  Columbia University
                  5.00%, 07/01/18 ........................    2,112,638
  4,000,000       New York State Dormitory Authority
                  Capital Appreciation, State University
                  5.18%, 05/15/10 (A)
                  Insured: MBIA ..........................    2,415,000
  1,000,000       New York State Dormitory Authority
                  Municipal Health Facilities Improvement
                  PG-Series I
                  5.00%, 01/15/09
                  Insured: FSA  ..........................    1,042,500
     30,000       New York State Dormitory Authority
                  University of Rochester
                  6.50%, 07/01/09  .......................       30,497

                       See Notes to Financial Statements.

Tax-Exempt Bond Fund

April 30, 1999 (unaudited)

   Par Value                                                      Value
  ----------                                                   ---------
                  New York (continued)

$   250,000       New York State, GO
                  6.10%, 11/15/09 .........................  $   271,875
  1,000,000       New York State, GO
                  5.50%, 06/15/10 .........................    1,057,500
  2,000,000       New York State, GO
                  Series F
                  5.25%, 09/15/12 .........................    2,095,000
  1,000,000       New York State, GO
                  Series I
                  6.00%, 04/15/09 .........................    1,108,750
  1,000,000       Port Authority of New York &
                  New Jersey, JFK International Air
                  Terminal, Series 6, SP OB, AMT
                  6.00%, 12/01/07
                  Insured: MBIA ...........................    1,116,250
  1,500,000       Triborough Bridge & Tunnel Authority
                  5.00%, 01/01/01
                  Insured: GO of Authority ................    1,535,625
                                                             -----------
                                                              19,613,722
                                                             -----------

                  North Carolina - 1.48%

  1,500,000       Charlotte Certificates of Participation
                  Convention Facility Project
                  6.35%, 12/01/00
                  Insured: AMBAC ..........................    1,567,500
    925,000       North Carolina Housing Finance
                  Agency Single Family Revenue
                  Series Y
                  6.30%, 09/01/15 .........................      982,812
                                                             -----------
                                                               2,550,312
                                                             -----------

                  Ohio - 3.90%

    955,000       Cleveland Waterworks
                  First Mortgage, Series F-92 A
                  6.25%, 01/01/15
                  Insured: AMBAC ..........................    1,033,788
  1,000,000       Cleveland Waterworks
                  Refunding & Improvement
                  First Mortgage
                  5.50%, 01/01/10
                  Insured: MBIA ...........................    1,073,750
     45,000       Cleveland Waterworks Revenue
                  6.25%, 01/01/15
                  Insured: AMBAC ..........................       48,262
  1,460,000       Forest Hills School District, GO
                  6.00%, 12/01/10
                  Insured: MBIA ...........................    1,653,450
  1,000,000       Ohio State Building Authority
                  State Facilities, Adult Correctional
                  Series A
                  6.00%, 04/01/06
                  Insured: AMBAC ..........................    1,108,750

   Par Value                                                      Value
  ----------                                                   ---------
                  Ohio (continued)

$ 1,785,000       Ohio State Water Development
                  Authority Pollution Center, Facilities,
                  Water Control Loan Fund,
                  Water Quality Series
                  5.00%, 12/01/15
                  Insured: MBIA ...........................  $ 1,807,313
                                                             -----------
                                                               6,725,313
                                                             -----------

                  Pennsylvania - 4.79%

  2,000,000       Delaware Valley Regional Finance
                  Authority, Local Government Revenue
                  Series B
                  5.60%, 07/01/17
                  Insured: AMBAC ..........................    2,170,000
  2,210,000       Elizabeth Forward School District
                  Capital Appreciation, Series B, GO
                  5.52%, 09/01/21 (A)
                  Insured: MBIA ...........................      715,488
  2,210,000       Elizabeth Forward School District
                  Capital Appreciation, Series B, GO
                  5.52%, 09/01/22 (A)
                  Insured: MBIA ...........................      676,813
  1,000,000       Luzerne County, Series B, GO
                  6.00%, 09/15/11
                  Insured: FGIC ...........................    1,025,000
  1,500,000       Pennsylvania Housing Finance Agency
                  Single Family Mortgage
                  Series 59-A, AMT
                  5.75%, 10/01/23 .........................    1,552,500
  1,000,000       Pennsylvania State Higher Educational
                  Facilities Authority
                  Temple University, First Series
                  5.25%, 04/01/14
                  Insured: MBIA ...........................    1,040,000
  1,000,000       Pennsylvania State
                  Second Series A, GO
                  6.50%, 11/01/04
                  Pre-refunded 11/01/01
                  Insured: MBIA ...........................    1,082,500
                                                             -----------
                                                               8,262,301
                                                             -----------

                  Rhode Island - 3.35%

    200,000       Rhode Island Clean Water Protection
                  Finance Agency, Revolving Fund
                  Pooled Loan Issue, Series A
                  6.75%, 10/01/13
                  Insured: MBIA ...........................      222,687
    700,000       Rhode Island Housing & Mortgage
                  Finance, Homeownership Opportunity
                  Series 13
                  6.70%, 10/01/15 .........................      747,250
  1,000,000       Rhode Island Housing & Mortgage
                  Finance, Homeownership Opportunity
                  Series 19-A
                  5.70%, 04/01/15 .........................    1,030,000

                       See Notes to Financial Statements.

Tax-Exempt Bond Fund

April 30, 1999 (unaudited)

   Par Value                                                      Value
  ----------                                                   ---------
                  Rhode Island (continued)

$ 1,500,000       Rhode Island State Health &
                  Educational Building Corp., Higher
                  Education, Johnson & Wales University
                  6.38%, 04/01/12
                  Insured: Connie Lee .....................  $ 1,644,375
  1,500,000       Rhode Island State Health & Educational
                  Building Corp., Higher Education
                  Johnson & Wales University, Series A
                  5.75%, 04/01/12
                  Insured: Connie Lee .....................   1,591,875
    500,000       Rhode Island State Health & Educational
                  Building Corp., Miriam Hospital
                  Series B
                  6.50%, 04/01/13
                  Pre-refunded 04/01/03 ...................      556,250
                                                             -----------
                                                               5,792,437
                                                             -----------

                  South Carolina - 2.97%

  1,500,000       Greenville Waterworks, Revenue
                  5.50%, 02/01/22 .........................    1,545,000
  2,100,000       Oconee County, PCR
                  Duke Power Co. Project
                  5.80%, 04/01/14 .........................    2,241,750
    500,000       Piedmont Municipal
                  Power Agency Electric
                  6.10%, 01/01/06
                  Insured: MBIA ...........................      556,875
    750,000       Richland County
                  Certificates of Participation
                  6.90%, 02/01/01
                  Insured: FGIC ...........................      792,188
                                                             -----------
                                                               5,135,813
                                                             -----------

                  South Dakota - 0.62%

  1,000,000       Rapid City Sales Tax
                  Series B
                  6.20%, 06/01/12
                  Insured: FGIC ...........................    1,070,000
                                                             -----------

                  Tennessee - 2.20%

    500,000       Memphis Water Revenue
                  Series A
                  6.00%, 01/01/07 .........................      534,375
  2,000,000       Metropolitan Government Nashville &
                  Davidson County, GO
                  5.88%, 05/15/26 .........................    2,185,000
  1,000,000       Metropolitan Government Nashville &
                  Davidson County Health & Education
                  Facilities Board, Vanderbilt University
                  Series B
                  6.30%, 10/01/14 .........................    1,078,750
                                                             -----------
                                                               3,798,125
                                                             -----------

   Par Value                                                      Value
  ----------                                                   ---------
                  Texas - 11.54%

$ 1,000,000       Amarillo Texas Health Facilities Corp
                  Baptist St. Anthony Hospital Corp.
                  5.50%, 01/01/14
                  Insured: FSA ............................  $ 1,073,750
  5,000,000       Harris County Capital Appreciation
                  Series A, GO & Revenue
                  5.18%, 08/15/07 (A)
                  Insured: FGIC ...........................    3,481,250
  2,000,000       Harris County Health Facilities
                  Development Corp., Medical Facilities
                  Baylor College, Series A
                  5.00%, 11/15/28
                  Insured: AMBAC ..........................    1,917,500
  2,170,000       Harris County Health Facilities
                  Development Corp., Memorial Hospital
                  System Project, Series A
                  6.00%, 06/01/13
                  Insured: MBIA ...........................    2,438,537
  4,000,000       Houston Water & Sewer System
                  Junior Lien, Series C
                  5.35%, 12/01/11 (A)
                  Insured: AMBAC ..........................    2,220,000
  1,775,000       Katy, Texas Independent School District
                  Capital Appreciation Refunded
                  3.56%, 08/15/11 (A) .....................      989,562
  1,750,000       Lower Colorado River Authority
                  Capital Appreciation, Junior Lien
                  4th Supplement
                  5.45%, 01/01/13 (A)
                  Insured: FGIC ...........................      899,062
  2,000,000       Lower Neches Valley Authority, IDC
                  Mobil Oil Refining Project
                  5.80%, 05/01/22 .........................    2,112,500
  2,000,000       New Braunfels Independent School
                  District, Capital Appreciation, GO
                  5.23%, 02/01/07 (A) .....................    1,422,500
  1,000,000       North Central Health Facilities
                  Development Corp., Hospital
                  Presbyterian Healthcare
                  5.90%, 06/01/21
                  Pre-refunded 06/01/05 ...................    1,097,500
  2,000,000       San Antonio Airport System
                  7.13%, 07/01/05
                  Insured: AMBAC ..........................    2,272,500
                                                             -----------
                                                              19,924,661
                                                             -----------

                  Virginia - 1.25%

  1,000,000       Norfolk Industrial Development
                  Authority Childrens Hospital
                  Kings Group
                  6.50%, 06/01/21
                  Insured: AMBAC ..........................    1,062,500
  1,025,000       Virginia State, GO
                  5.38%, 06/01/04 .........................    1,099,313
                                                             -----------
                                                               2,161,813
                                                             -----------

                       See Notes to Financial Statements.

Tax-Exempt Bond Fund

April 30, 1999 (unaudited)

  Par Value                                                    Value
  ---------                                                  ---------
                  Washington - 1.47%

$ 1,370,000       Seattle, GO
                  Series A
                  5.50%, 03/01/11 .......................  $   1,489,875
  1,000,000       Washington State Public Power Supply
                  System, Nuclear Project No. 2, Series C
                  7.30%, 07/01/00 .......................      1,042,500
                                                           -------------
                                                               2,532,375
                                                           -------------

                  West Virginia - 1.24%

  2,000,000       West Virginia School Building Authority
                  Capital Improvement
                  5.50%, 07/01/11
                  Insured: AMBAC ........................      2,137,500

                  Other Territories - 1.98%

  3,000,000       Puerto Rico Electric Power Authority
                  Series BB
                  6.00%, 07/01/12
                  Insured: MBIA .........................      3,420,000
                                                           -------------
                  Total Municipal Securities                 171,717,577
                                                           -------------
                  (Cost $165,135,816)

    Shares                                                     Value
  ---------                                                  ---------
INVESTMENT COMPANY - 0.08%

    128,535       Federated Tax-Free Obligations Fund ...  $     128,535
                                                           -------------
                  Total Investment Company                       128,535
                                                           -------------
                  (Cost $128,535)

Total Investments - 99.55% ..............................    171,846,112
                                                           -------------
(Cost $165,264,351)

Net Other Assets and Liabilities - 0.45% ................        782,008
                                                           -------------
Net Assets - 100.00% ....................................  $ 172,628,120
                                                           =============

--------------------------------

(A) Zero Coupon Bond. Rate shown reflects effective yield to maturity at time of purchase.

(B) Interest is reset once a month. The interest rate shown reflects the rate in effect at April 30, 1999.

AMBAC       American Municipal Bond Assurance Corp.

AMT Alternative Minimum Tax. Private activity obligations the interest on which is subject to the federal AMT for individuals.

Connie Lee  College Construction Loan Association

FGIC        Federal Guaranty Insurance Corp.

FHLMC       Federal Home Loan Mortgage Corp.

FSA         Financial Security Assurance Company

GNMA        Government National Mortgage Association

GO          General Obligation

HEFA        Health and Educational Facilities Authority

IDC         Industrial Development Corp.

IFA         Industrial Finance Agency

LOC         Letter of Credit

MBIA        Municipal Bond Insurance Association

PCR         Pollution Control Revenue

SP OB       Special Obligation

                       See Notes to Financial Statements.

New Jersey Municipal Bond Fund

Portfolio of Investments
April 30, 1999 (unaudited)

   Par Value                                                       Value
  ----------                                                    ---------
MUNICIPAL SECURITIES - 98.03%

                  California - 2.14%

$   100,000       Los Angeles Regional Airports
                  Improvement Corp.
                  American Airlines, Series C
                  4.25%, 12/01/24 (A)
                  LOC: Wachovia Bank, N.A. .................  $   100,000
    100,000       Los Angeles Regional Airports
                  Improvement Corp.
                  American Airlines, Series F
                  4.25%, 12/01/24 (A)
                  LOC: Wachovia Bank, N.A. .................      100,000
                                                              -----------
                                                                  200,000
                                                              -----------

                  Louisiana - 2.14%

    200,000       Louisana State Offshore Terminal Authority
                  Deepwater Port Revenue
                  1st Stage A-Loop, Inc.
                  4.25%, 09/01/08 (A)
                  LOC: UBS AG ..............................      200,000
                                                              -----------

                  New Jersey - 86.59%

    235,000       Freehold Board of Education, GO
                  5.38%, 07/15/10
                  Insured: FSA .............................      249,981
    250,000       Lacey Municipal Utilities Authority
                  New Jersey Water Revenue
                  5.10%, 12/01/16
                  Insured: MBIA ............................      251,562
    250,000       Lenape Regional High School
                  District, GO
                  5.00%, 04/01/08
                  Insured: FGIC ............................      262,188
     50,000       Lenape Regional High School
                  District, GO
                  5.00%, 04/01/12
                  Insured: FGIC ............................       51,187
    250,000       Mercer County Improvement
                  Authority Revenue Youth Center
                  Series B
                  5.00%, 02/15/14
                  Insured: FGIC ............................      254,063
    250,000       Metuchen School District, GO
                  5.13%, 09/15/12
                  Insured: FGIC ............................      258,437
    250,000       Middlesex County
                  Certificate of Participation
                  4.63%, 02/15/11
                  Insured: MBIA ............................      249,375
     50,000       Monmouth County Improvement
                  Authority Revenue Governmental Loan
                  5.50%, 12/01/07
                  Insured: AMBAC ...........................       54,563

   Par Value                                                       Value
  ----------                                                    ---------
                  New Jersey (continued)

$   100,000       Morristown, GO
                  5.15%, 02/01/09
                  Insured: FSA .............................  $   105,375
    250,000       New Brunswick, GO
                  4.80%, 09/15/13
                  Insured: MBIA ............................      252,187
    250,000       New Jersey Development Authority
                  Educational Testing Service, Series A
                  4.00%, 05/15/06 ..........................      248,125
    200,000       New Jersey Economic Development
                  Authority Water Facilities
                  4.00%, 11/01/25 (A)
                  Insured: AMBAC ...........................      200,000
     75,000       New Jersey
                  Environmental Infrastructure
                  Wastewater Treatment, Series F
                  5.00%, 04/01/14
                  Insured: MBIA ............................       76,313
    500,000       New Jersey
                  Environmental Infrastructure
                  Wastewater Treatment, Series G
                  5.00%, 04/01/12
                  Insured: FGIC ............................      513,750
    500,000       New Jersey Health Care Facilities
                  Financing Authority Revenue
                  Hackensack University Medical Center
                  Series A
                  5.38%, 01/01/13
                  Insured: MBIA ............................      523,750
    300,000       New Jersey Health Care Facilities
                  Financing Authority Revenue
                  Medical Center at Princeton
                  5.13%, 07/01/18
                  Insured: AMBAC ...........................      301,500
     50,000       New Jersey Health Care Facilities
                  Kennedy Healthcare Sytems, Series B
                  5.00%, 07/01/09
                  Insured: MBIA ............................       52,250
    190,000       New Jersey Sports & Exposition
                  Authority Convention Center
                  Luxury Tax Revenue, Series A
                  6.00%, 07/01/13
                  Insured: MBIA ............................      206,625
     50,000       New Jersey State, GO
                  7.00%, 04/01/07
                  Pre-refunded 04/01/01 ....................       53,813
  1,000,000       New Jersey State, GO
                  5.00%, 03/01/11 ..........................    1,037,500
     75,000       New Jersey State, GO
                  Series D
                  5.40%, 02/15/03 ..........................       79,500
    250,000       New Jersey State Building Authority
                  6.00%, 06/15/07 ..........................      280,312
    250,000       New Jersey State
                  Educational Facilities Authority
                  Richard Stockton College, Series C
                  5.10%, 07/01/23
                  Insured: AMBAC ...........................      248,125

                       See Notes to Financial Statements.

New Jersey Municipal Bond Fund

April 30, 1999 (unaudited)

   Par Value                                                       Value
  ----------                                                    ---------
                  New Jersey (continued)

$   250,000       New Jersey State Higher Education
                  Assistance Authority
                  Student Loan Revenue, Series A
                  5.30%, 06/01/17
                  Insured: AMBAC ..........................  $    248,438
    445,000       New Jersey State
                  Housing and Mortgage
                  Finance Authority
                  Home Buyer, Series G
                  4.63%, 04/01/15
                  Insured: MBIA ...........................       448,894
    400,000       New Jersey State Transportation Corp.
                  Certificates, Series A
                  3.80%, 09/15/04
                  Insured: AMBAC ..........................       398,888
    250,000       New Jersey State
                  Transportation Systems, Series A
                  5.50%, 06/15/09 .........................       273,437
     50,000       Old Tappan Board of Education, GO
                  5.10%, 04/01/15
                  Insured: FGIC ...........................        51,063
     50,000       Plumstead Board of Education, GO
                  5.00%, 03/01/14
                  Insured: FGIC ...........................        51,125
    250,000       Port Authority of New York &
                  New Jersey
                  5.00%, 12/01/15 .........................       248,750
    250,000       Somerset Raritan Valley, New Jersey
                  Sewer Authority, Series A
                  5.25%, 07/01/12
                  Insured: MBIA ...........................       259,375
    250,000       Wall Township New Jersey
                  School District, GO
                  4.35%, 07/15/05
                  Insured: FSA ............................       254,687
     50,000       Woodbridge Sewer and Utility
                  6.80%, 08/01/05
                  Pre-refunded 08/01/00 ...................        52,500
                                                             ------------
                                                                8,097,638
                                                             ------------

   Par Value                                                       Value
  ----------                                                    ---------
                  Other Territories - 7.16%

$    60,000       Puerto Rico Commonwealth, GO
                  7.63%, 07/01/10
                  Pre-refunded 07/01/00 ...................  $    64,125
    250,000       Puerto Rico Commonwealth, GO
                  6.00%, 07/01/16
                  Insured: MBIA ...........................      286,250
    250,000       Puerto Rico Commonwealth
                  Infrastructure, Series A
                  Financing Authority Special Tax
                  5.13%, 07/01/09
                  Insured: AMBAC ..........................      267,813
     50,000       Puerto Rico
                  Electric Power Authority, Series AA
                  5.25%, 07/01/17
                  Insured: MBIA ...........................       51,500
                                                             -----------
                                                                 669,688
                                                             -----------
                  Total Municipal Securities ..............    9,167,326
                  (Cost $9,053,373)                          -----------

   Shares
   -----

INVESTMENT COMPANY - 1.15%

    107,891       Federated Tax-Free Obligations Fund .....      107,891
                                                             -----------
                  Total Investment Company ................      107,891
                  (Cost $107,891)                            -----------

Total Investments - 99.18% ................................    9,275,217
(Cost $9,161,264)                                            -----------

Net Assets and Other Liabilities - 0.82% ..................       76,684
                                                             -----------
Net Assets - 100.00% ......................................  $ 9,351,901
                                                             ===========

----------------------------
(A) Interest is reset once a month. The interest rate shown reflects the rate in effect at April 30, 1999.

AMBAC  American Municipal Bond Assurance Corp.

FGIC   Federal Guaranty Insurance Corp.

FSA    Financial Security Assurance Company

GO     General Obligation

LOC    Letter of Credit

MBIA   Municipal Bond Insurance Association

                       See Notes to Financial Statements.

New York Municipal Bond Fund

Portfolio of Investments
April 30, 1999 (unaudited)

   Par Value                                                       Value
  ----------                                                    ---------
MUNICIPAL SECURITIES - 98.44%

                  Louisiana - 1.05%

$   900,000       Louisana State Offshore Terminal Authority
                  Deepwater Port Revenue
                  1st Stage A-Loop, Inc.
                  4.25%, 09/01/08 (A)
                  LOC: UBS AG ..............................  $   900,000
                                                              -----------

                  New York -  95.18%

  1,000,000       Albany County, GO
                  5.50%, 06/01/08
                  Insured: FGIC ............................    1,076,250
  1,000,000       Albany County Airport Authority
                  5.38%, 12/15/17
                  Insured: FSA .............................    1,021,250
    100,000       Canandaigua City
                  School District, GO
                  6.50%, 06/01/10
                  Insured: AMBAC ...........................      117,625
  1,000,000       Dutchess County
                  Waste Water Authority Service Agreement
                  Series 1
                  5.38%, 06/01/19 ..........................    1,002,500
  2,000,000       Long Island Power Authority
                  New York Electric System
                  Revenue, Series A
                  5.50%, 12/01/12
                  Insured: FSA .............................    2,177,500
  1,000,000       Metropolitan Transportation Authority
                  Dedicated Tax Fund, Series A
                  5.50%, 04/01/16
                  Insured: MBIA ............................    1,051,250
  1,000,000       Metropolitan Transportation Authority
                  Dedicated Tax Fund, Series C-1
                  5.25%, 07/01/17
                  Insured: FGIC ............................    1,022,500
    750,000       Monroe County
                  Public Improvement, GO
                  6.10%, 03/01/09
                  Insured: MBIA ............................      797,531
    900,000       Monroe County
                  Public Improvement, GO
                  6.10%, 06/01/14
                  Pre-refunded 06/01/04
                  Insured: AMBAC ...........................    1,006,875
  1,000,000       Monroe County Water Authority
                  Series A
                  6.25%, 08/01/11 ..........................    1,066,250
  1,000,000       Monroe Woodbury
                  Central School District, GO
                  5.63%, 05/15/18
                  Insured: MBIA ............................    1,055,000

   Par Value                                                       Value
  ----------                                                    ---------
                  New York (continued)

$ 1,500,000       Municipal Assistance Corporation
                  for New York City, New York
                  Series L
                  6.00%, 07/01/08 ..........................  $ 1,685,625
  1,000,000       Municipal Assistance Corporation
                  for New York City, New York
                  Series O
                  5.25%, 07/01/07
                  Insured: GO of Municipal
                  Assistance Corp. .........................    1,071,250
    500,000       New Castle Public Improvement, GO
                  5.88%, 09/15/09 ..........................      538,125
  1,000,000       New York, GO, Series I
                  6.00%, 04/15/09 ..........................    1,108,750
  2,060,000       New York City
                  Capital Appreciation, Series F, GO
                  4.59%, 08/01/08 (B)
                  Insured: MBIA ............................    1,375,050
  3,500,000       New York City
                  Capital Appreciation, Series G, GO
                  4.65%, 08/01/08 (B)
                  Insured: MBIA ............................    2,336,250
  1,000,000       New York City, IDA
                  Civic Facility
                  Trinity Episcopal School Corp. Project
                  5.25%, 06/15/17
                  Insured: MBIA ............................    1,018,750
    500,000       New York City Municipal Water
                  Finance Authority
                  Water & Sewer System, Series A
                  6.10%, 06/15/06 ..........................      535,625
  2,000,000       New York City Municipal Water
                  Finance Authority
                  Water & Sewer System, Series A
                  5.13%, 06/15/15 ..........................    2,025,000
  1,000,000       New York City Municipal Water
                  Finance Authority
                  Water & Sewer System, Series A
                  6.00%, 06/15/17 ..........................    1,062,500
  1,000,000       New York City Municipal Water
                  Finance Authority
                  Water & Sewer System, Series A
                  5.75%, 06/15/18
                  Insured: AMBAC ...........................    1,051,250
    750,000       New York City Municipal Water
                  Finance Authority
                  Water & Sewer System, Series B
                  5.75%, 06/15/13
                  Insured: MBIA ............................      807,188
  1,000,000       New York City Municipal Water
                  Finance Authority
                  Water & Sewer System, Series B
                  5.75%, 06/15/26
                  Insured: MBIA ............................    1,068,750


                       See Notes to Financial Statements.

New York Municipal Bond Fund

April 30, 1999 (unaudited)

   Par Value                                                      Value
  ----------                                                    ---------
                  New York (continued)

$ 2,750,000       New York City
                  Transitional Finance Authority
                  Revenue, Series C
                  5.00%, 05/01/26 ..........................   $ 2,664,062
  2,000,000       New York City Trust
                  Cultural Resources
                  American Museum
                  of National History, Series A
                  5.60%, 04/01/18
                  Insured: MBIA ............................     2,100,000
  1,000,000       New York State, GO
                  6.25%, 09/15/07 ..........................     1,097,500
    100,000       New York State, GO
                  6.90%, 02/01/08 ..........................       110,125
  1,000,000       New York State, GO
                  6.13%, 11/15/10 ..........................     1,088,750
  2,500,000       New York State, GO
                  5.25%, 09/15/13 ..........................     2,612,500
  3,000,000       New York State, GO
                  5.25%, 03/01/15 ..........................     3,086,250
  2,000,000       New York State Dormitory Authority
                  Columbia University
                  5.00%, 07/01/18 ..........................     2,002,500
  1,030,000       New York State Dormitory Authority
                  Cornell University
                  5.40%, 07/01/12 ..........................     1,086,650
  1,675,000       New York State Dormitory Authority
                  Fordham University
                  5.00%, 07/01/28
                  Insured: MBIA ............................     1,635,219
  1,000,000       New York State Dormitory Authority
                  Ithaca College
                  5.00%, 07/01/21 ..........................       985,000
  1,000,000       New York State Dormitory Authority
                  Lease Revenue Municipal Health
                  Facilities Improvement, Series 1
                  5.13%, 01/15/14
                  Insured: FSA .............................     1,023,750
  1,175,000       New York State Dormitory Authority
                  Mt. Sinai School of Medicine, Series B
                  5.70%, 07/01/11
                  Insured: MBIA ............................     1,291,031
    500,000       New York State Dormitory Authority
                  New York University
                  6.25%, 07/01/09
                  Insured: FGIC ............................       531,250
  1,000,000       New York State Dormitory Authority
                  New York University, Series A
                  6.00%, 07/01/17
                  Insured: MBIA ............................     1,132,500
  2,225,000       New York State Dormitory Authority
                  Rochester Institute of Technology
                  5.30%, 07/01/17
                  Insured: MBIA ............................     2,283,406

   Par Value                                                       Value
  ----------                                                    ---------
                  New York (continued)

$ 1,500,000       New York State Dormitory Authority
                  Rockefeller University
                  5.00%, 07/01/28 ..........................   $ 1,475,625
  1,000,000       New York State Dormitory Authority
                  State University Educational Facilities,
                  Series B
                  5.25%, 05/15/12 ..........................     1,035,000
     15,000       New York State Dormitory Authority
                  University of Rochester
                  6.50%, 07/01/09 ..........................        15,248
  1,125,000       New York State Dormitory Authority
                  University of Rochester, Series A
                  5.00%, 07/01/27
                  Insured: MBIA ............................     1,098,281
  1,000,000       New York State Dormitory Authority
                  Revenues Service Contract
                  Community Enhancement
                  4.00%, 04/01/00 ..........................     1,003,680
    100,000       New York State Environmental
                  Facilities Corp., State Water
                  Revolving Fund, PCR
                  Pooled Loan, Series A
                  6.40%, 09/15/06 ..........................       109,500
  1,000,000       New York State Environmental
                  Facilities Corp., State Water
                  Revolving Fund, PCR
                  Pooled Loan, Series A
                  5.40%, 09/15/07 ..........................     1,063,750
    500,000       New York State Environmental
                  Facilities Corp., State Water
                  Revolving Fund, PCR
                  Pooled Loan, Series B
                  6.50%, 09/15/08 ..........................       547,500
    100,000       New York State Environmental
                  Facilities Corp., State Water
                  Revolving Fund, PCR, Series E
                  6.88%, 06/15/10
                  Pre-refunded 06/15/01 ....................       108,625
  1,000,000       New York State Environmental
                  Facilities Corp., State Clean Water and
                  Drinking Water, Revolving Fund, Series F
                  5.25%, 06/15/12 ..........................     1,048,750
  1,000,000       New York State Environmental
                  Facilities Corp., State Water
                  Subordinated Revolving Fund, PCR
                  Series E
                  5.00%, 06/15/13
                  Insured: MBIA ............................     1,018,750
    500,000       New York State Housing
                  Finance Agency Multifamily Mortgage
                  Housing, Series A
                  6.95%, 08/15/12 ..........................       540,625

                       See Notes to Financial Statements.

New York Municipal Bond Fund

April 30, 1999 (unaudited)

   Par Value                                                     Value
  ----------                                                   ---------
                  New York (continued)

$   300,000       New York State Local
                  Assistance Corp., Series A
                  6.88%, 04/01/06
                  Pre-refunded 04/01/02 ....................   $   331,875
  1,000,000       New York State Local
                  Assistance Corp., Series B
                  6.00%, 04/01/18 ..........................     1,081,250
  1,500,000       New York State Local
                  Assistance Corp.,Series E
                  6.00%, 04/01/14
                  Insured: GO of New York State
                  Local Assistance Corp. ...................     1,668,750
    800,000       New York State Medical Care Facilities
                  Finance Agency
                  Second Mortgage Program
                  Health Care Projects, Series B
                  6.35%, 11/01/14 ..........................       851,000
    500,000       New York State Mortgage Agency
                  Homeowner Mortgage, Series 27
                  6.90%, 04/01/15 ..........................       535,000
  3,000,000       New York State Mortgage Agency
                  Homeowner Mortgage, Series 67
                  5.70%, 10/01/17 ..........................     3,071,250
    145,000       New York State Mortgage Agency
                  Revenue, 8th Series
                  6.88%, 04/01/17 ..........................       145,257
  1,000,000       New York State Power Authority
                  Revenue, General Purpose, Series AA
                  6.38%, 01/01/12 ..........................     1,086,250
    500,000       New York State Power Authority
                  Revenue, General Purpose, Series Z
                  6.63%, 01/01/12 ..........................       545,625
  1,250,000       New York State Thruway Authority
                  Revenue, Series A
                  5.88%, 01/01/07 ..........................     1,339,063
    500,000       Onondaga County, GO
                  5.88%, 02/15/10 ..........................       558,125
    100,000       Orleans County, GO
                  6.50%, 09/15/08 ..........................       116,125
  1,000,000       Port Authority of New York
                  and New Jersey
                  JFK International Air Terminal
                  6.00%, 12/01/07
                  Insured: MBIA ............................     1,116,250
    200,000       Port Authority of New York
                  and New Jersey
                  Consolidated Loan, Series 71
                  6.90%, 07/15/09 ..........................       212,000
    500,000       Port Authority of New York
                  and New Jersey
                  Consolidated Loan, Series 78
                  6.50%, 04/15/11 ..........................       535,625
    545,000       Rensselaer County, GO
                  5.25%, 06/01/11
                  Insured: AMBAC ...........................       580,425

   Par Value                                                     Value
  ----------                                                   ---------
                  New York (continued)

$ 1,315,000       Triborough Bridge and
                  Tunnel Authority, Revenue
                  General Purpose, Series A
                  5.13%, 01/02/22 ..........................  $  1,315,000
    500,000       Triborough Bridge and
                  Tunnel Authority, Revenue
                  General Purpose, Series X
                  6.00%, 01/01/06 ..........................       526,250
    500,000       Triborough Bridge and
                  Tunnel Authority, Revenue
                  General Purpose, Series X
                  6.00%, 01/01/07 ..........................       525,000
    750,000       Triborough Bridge and
                  Tunnel Authority, Revenue
                  General Purpose, Series X
                  6.00%, 01/01/08 ..........................       787,500
    300,000       Triborough Bridge and
                  Tunnel Authority, Revenue
                  General Purpose, Series X
                  6.63%, 01/01/12 ..........................       356,250
    750,000       Triborough Bridge and
                  Tunnel Authority, Revenue
                  General Purpose, Series Y
                  6.00%, 01/01/12 ..........................       848,437
    100,000       Triborough Bridge and
                  Tunnel Authority, Revenue, SP OB
                  6.10%, 01/01/05
                  Insured: FGIC ............................       107,375
    250,000       Triborough Bridge and
                  Tunnel Authority, Revenue, SP OB
                  6.15%, 01/01/06
                  Insured: FGIC ............................       268,688
    500,000       United Nations Development Corp.
                  Senior Lien, Series A
                  6.00%, 07/01/06
                  Pre-refunded 07/01/03 ....................       551,875
  1,000,000       United Nations Development Corp.
                  Senior Lien, Series A
                  6.00%, 07/01/12
                  Pre-refunded 07/01/03 ....................     1,103,750
    500,000       United Nations Development Corp.
                  Subordinated Lien, Series B
                  6.20%, 07/01/11
                  Pre-refunded 07/01/03 ....................       555,625
                                                              ------------
                                                                81,594,091
                                                              ------------

                  Pennsylvania - 0.88%

  2,210,000       Elizabeth Forward School District
                  Capital Appreciation, Series B, GO
                  5.68%, 09/01/20 (B) ......................       754,163
                                                              ------------

                       See Notes to Financial Statements.

New York Municipal Bond Fund

April 30, 1999 (unaudited)

   Par Value                                                      Value
  ----------                                                    ---------
                  Other Territories - 1.33%

$ 1,000,000       Puerto Rico Electric Power Authority
                  Series BB
                  6.00%, 07/01/12
                  Insured: MBIA ............................   $  1,140,000
                                                               ------------
                  Total Municipal Securities ...............     84,388,254
                  (Cost $80,751,608)                           ------------

     Shares
     ------

INVESTMENT COMPANY - 0.41%

    347,893       New York Federated Municipal Cash Trust ..        347,893
                                                               ------------
                  Total Investment Company .................        347,893
                  (Cost $347,893)                              ------------

Total Investments - 98.85% .................................     84,736,147
(Cost $81,099,501)                                             ------------

Net Assets and Other Liabilities - 1.15% ...................        987,639
                                                               ------------
Net Assets - 100.00% .......................................   $ 85,723,786
                                                               ============

----------------------------
(A) Interest is reset once a month. The interest rate shown reflects the rate in effect at April 30, 1999.

(B) Zero Coupon Bond. Rate shown reflects effective yield to maturity at time of purchase.

AMBAC  American Municipal Bond Assurance Corp.

FGIC   Federal Guaranty Insurance Corp.

FSA    Financial Security Assurance Company

GO     General Obligation

IDA    Industrial Development Agency

LOC    Letter of Credit

MBIA   Municipal Bond Insurance Association

PCR    Pollution Control Revenue

SP OB  Special Obligation

                       See Notes to Financial Statements.

Connecticut Municipal Bond Fund

Portfolio of Investments
April 30, 1999 (unaudited)

   Par Value                                                      Value
  ----------                                                    ---------
MUNICIPAL SECURITIES - 98.69%

                  Connecticut - 85.71%

$   250,000       Cheshire, GO
                  5.10%, 08/15/07 ..........................   $   264,687
    885,000       Colchester, GO, Lot A
                  5.40%, 08/15/10
                  Insured: AMBAC ...........................       961,331
    400,000       Connecticut State Airport Revenue
                  Bradley International Airport
                  7.40%, 10/01/04
                  Insured: FGIC ............................       459,000
    500,000       Connecticut State Airport Revenue
                  Bradley International Airport
                  7.65%, 10/01/12
                  Insured: FGIC ............................       582,500
    325,000       Connecticut State Clean Water Fund
                  5.50%, 10/01/04 ..........................       352,625
    500,000       Connecticut State Clean Water Fund
                  7.00%, 01/01/11 ..........................       536,250
    200,000       Connecticut State Clean Water Fund
                  6.00%, 10/01/12 ..........................       226,000
    250,000       Connecticut State, GO, Series A
                  5.10%, 11/15/04 ..........................       265,938
  1,000,000       Connecticut State, GO, Series A
                  5.13%, 03/01/10 ..........................     1,055,000
    400,000       Connecticut State, GO, Series B
                  5.40%, 03/15/08 ..........................       436,000
  1,000,000       Connecticut State, GO, Series B
                  5.38%, 10/01/11 ..........................     1,056,250
    500,000       Connecticut State, GO, Series C
                  5.50%, 08/15/05 ..........................       541,875
    500,000       Connecticut State, GO, Series E
                  6.00%, 03/15/12 ..........................       565,625
    500,000       Connecticut State HEFA
                  Backus (William W.) Hospital Issue
                  Series D
                  5.63%, 07/01/17
                  Insured: AMBAC ...........................       529,375
    750,000       Connecticut State HEFA
                  Greenwich Hospital Issue, Series A
                  5.30%, 07/01/08
                  Insured: MBIA ............................       805,312
    250,000       Connecticut State HEFA
                  Hospital for Special Care Issue
                  Series B
                  5.38%, 07/01/17 ..........................       247,813
  1,060,000       Connecticut State HEFA
                  Middlesex Hospital, Series H
                  5.00%, 07/01/12
                  Insured: MBIA ............................     1,082,525
    375,000       Connecticut State HEFA
                  Newington Childrens Hospital
                  Series A
                  5.65%, 07/01/05
                  Insured: MBIA ............................       405,937

   Par Value                                                      Value
  ----------                                                    ---------
                  Connecticut (continued)

$   500,000       Connecticut State HEFA
                  Trinity College, Series F
                  5.50%, 07/01/21
                  Insured: MBIA ............................   $   532,500
  1,000,000       Connecticut State HEFA
                  Yale-New Haven Hospital
                  Series F
                  7.10%, 07/01/25
                  Insured: MBIA ............................     1,061,250
    200,000       Connecticut State HFA
                  Housing Mortgage Finance Program
                  Series A
                  5.40%, 05/15/04 ..........................       210,750
    105,000       Connecticut State HFA
                  Housing Mortgage Finance Program
                  Series A
                  5.60%, 05/15/05 ..........................       110,644
    125,000       Connecticut State HFA
                  Housing Mortgage Finance Program
                  Series A-1
                  5.85%, 11/15/16 ..........................       129,531
    400,000       Connecticut State HFA
                  Housing Mortgage Finance Program
                  Series B
                  6.25%, 11/15/05 ..........................       429,500
    100,000       Connecticut State HFA
                  Housing Mortgage Finance Program
                  Series B
                  6.20%, 05/15/12 ..........................       106,375
    415,000       Connecticut State HFA
                  Housing Mortgage Finance Program
                  Series F-1
                  5.60%, 05/15/14 ..........................       427,969
  1,500,000       Connecticut State HFA
                  Housing Mortgage Finance Program
                  Series D-2
                  5.45%, 11/15/24 ..........................     1,520,625
    815,000       Connecticut State Higher Education
                  Supplemental Loan Authority
                  Family Education Loan Program
                  Series A
                  5.63%, 11/15/07 ..........................       848,619
  1,000,000       Connecticut State Resource
                  Recovery Authority
                  Series A
                  5.75%, 11/15/07 ..........................     1,102,500
    150,000       Connecticut State, SP OB
                  Transportation Infrastructure, Series A
                  5.10%, 09/01/04 ..........................       158,625
    950,000       Connecticut State, SP OB
                  Transportation Infrastructure, Series A
                  5.13%, 09/01/05 ..........................     1,007,000
    700,000       Connecticut State, SP OB
                  Transportation Infrastructure, Series A
                  5.40%, 04/01/07 ..........................       746,375

                       See Notes to Financial Statements.

Connecticut Municipal Bond Fund

April 30, 1999 (unaudited)

   Par Value                                                      Value
  ----------                                                    ---------
                  Connecticut (continued)

$ 1,250,000       Connecticut State, SP OB
                  Transportation Infrastructure, Series A
                  5.25%, 09/01/07 ..........................   $ 1,339,063
  1,500,000       Connecticut State, SP OB
                  Transportation Infrastructure, Series A
                  5.38%, 09/01/08 ..........................     1,625,625
  1,750,000       Connecticut State, SP OB
                  Transportation Infrastructure, Series A
                  5.50%, 10/01/12 ..........................     1,900,937
  1,000,000       Connecticut State, SP OB
                  Transportation Infrastructure, Series A
                  5.00%, 11/01/15
                  Insured: FSA .............................     1,011,250
    400,000       Connecticut State, SP OB
                  Transportation Infrastructure, Series B
                  6.13%, 09/01/12 ..........................       456,500
    200,000       Danbury, GO
                  5.63%, 02/01/13 ..........................       222,250
    250,000       East Hampton, GO
                  5.10%, 06/15/05
                  Insured: MBIA ............................       264,375
  1,100,000       Fairfield, GO
                  5.00%, 01/01/18 ..........................     1,115,125
    500,000       Hamden, GO
                  5.50%, 08/15/14
                  Insured: MBIA ............................       533,750
    250,000       Hartford County
                  Metropolitan District, GO
                  6.70%, 10/01/09 ..........................       301,875
    300,000       Meriden, GO
                  5.75%, 10/15/04
                  Insured: AMBAC ...........................       327,750
    580,000       Monroe, GO
                  5.63%, 04/15/14
                  Insured: FGIC ............................       622,050
    370,000       Montville, GO
                  5.30%, 12/01/09 ..........................       406,538
    500,000       New Canaan, GO
                  4.75%, 02/01/18 ..........................       494,375
  1,500,000       New Haven, GO
                  5.38%, 02/15/11
                  Insured: FGIC ............................     1,584,375
    100,000       New Milford, GO
                  5.80%, 10/01/01 ..........................       105,500
    250,000       New Milford, GO
                  5.50%, 08/01/08 ..........................       275,937
  1,000,000       New Milford, GO
                  5.00%, 05/15/15 ..........................     1,021,250
    350,000       Norwalk, GO
                  5.00%, 01/15/05 ..........................       367,063

   Par Value                                                      Value
  ----------                                                    ---------
                  Connecticut (continued)

$   200,000       Norwalk, GO
                  5.00%, 01/15/06 ..........................   $   209,000
    500,000       Norwich, GO
                  5.63%, 09/15/07 ..........................       546,875
    330,000       Regional School District No. 5, GO
                  5.05%, 05/15/04 ..........................       340,771
    135,000       Regional School District No. 5, GO
                  5.15%, 05/15/05 ..........................       139,319
    225,000       South Central Regional
                  Water Authority
                  Water System, Series 11
                  5.75%, 08/01/12
                  Insured: FGIC ............................       242,438
    175,000       South Central Regional
                  Water Authority
                  Water System, Series 12
                  5.13%, 08/01/07
                  Insured: FGIC ............................       183,531
    100,000       Trumbull, GO
                  6.00%, 05/15/04 ..........................       110,375
    500,000       University of Connecticut, GO
                  Series A
                  5.25%, 06/01/15
                  Insured: MBIA ............................       519,375
    100,000       West Hartford, GO
                  6.00%, 05/01/07 ..........................       113,000
    250,000       West Haven, GO, Series B
                  5.40%, 06/01/09 ..........................       262,500
                                                               -----------
                                                                35,409,078
                                                               -----------

                  Other Territories - 12.98%

  1,000,000       Puerto Rico Commonwealth, GO
                  6.00%, 07/01/16
                  Insured: MBIA ............................     1,145,000
  1,000,000       Puerto Rico Commonwealth, GO
                  Public Improvement
                  5.00%, 07/01/05 ..........................     1,050,000
  1,000,000       Puerto Rico Commonwealth, GO
                  Public Improvement
                  5.50%, 07/01/11 ..........................     1,082,500
  1,000,000       Puerto Rico Electric Power
                  Authority, Series GG
                  5.13%, 07/01/16
                  Insured: FSA .............................     1,027,500
  1,000,000       Puerto Rico Municipal
                  Finance Agency, Series A
                  5.50%, 07/01/17
                  Insured: FSA .............................     1,055,000
                                                               -----------
                                                                 5,360,000
                                                               -----------
                  Total Municipal Securities ...............    40,769,078
                  (Cost $39,020,620)                           -----------

                       See Notes to Financial Statements.

Connecticut Municipal Bond Fund

April 30, 1999 (unaudited)

    Shares                                                        Value
  ---------                                                     ---------
INVESTMENT COMPANY - 0.18%

     74,585       Connecticut Federated
                  Municipal Cash Trust .....................   $     74,585
                                                               ------------

                  Total Investment Company .................         74,585
                  (Cost $74,585)                               ------------

Total Investments - 98.87% .................................     40,843,663
(Cost $39,095,205)                                             ------------

Net Assets and Other Liabilities - 1.13% ...................        466,445
                                                               ------------

Net Assets - 100.00% .......................................   $ 41,310,108
                                                               ============

----------------------------
AMBAC   American Municipal Bond Assurance Corp.

FGIC    Federal Guaranty Assurance Corp.

FSA     Federal Security Assurance Company

GO      General Obligation

HEFA    Health and Education Facilities Authority

HFA     Housing Finance Authority

MBIA    Municipal Bond Investors Assurance

SP OB   Special Tax Obligation

                       See Notes to Financial Statements.

Massachusetts Municipal Bond Fund

Portfolio of Investments
April 30, 1999 (unaudited)

   Par Value                                                      Value
  ----------                                                    ---------
MUNICIPAL SECURITIES - 98.21%

                  California - 1.62%

$ 1,200,000       Los Angeles Regional
                  Airports Improvement Corp.
                  American Airlines, Los Angeles
                  International Airport, Series C
                  4.25%, 12/01/24 (B)
                  LOC: Wachovia Bank, N.A. .................   $ 1,200,000
                                                               -----------

                  Louisiana - 0.33%

    250,000       Louisiana State Offshore Terminal
                  Authority, Deepwater Port Revenue
                  1st Stage A - Loop, Inc.
                  4.25%, 09/01/08 (B)
                  LOC: UBS AG ..............................       250,000
                                                               -----------

                  Massachusetts - 89.50%

    700,000       Andover, GO
                  5.00%, 12/01/10 ..........................       731,500
    300,000       Attleboro, GO
                  5.20%, 07/01/02
                  Insured: AMBAC ...........................       313,500
    250,000       Boston, GO
                  5.25%, 10/01/05
                  Insured: MBIA ............................       267,500
    360,000       Boston, GO, Series A
                  5.45%, 02/01/07
                  Insured: AMBAC ...........................       382,050
    225,000       Boston, GO, Series A
                  5.55%, 02/01/08
                  Insured: AMBAC ...........................       239,906
    200,000       Boston Water and Sewer Commission
                  General Purpose, Senior Series A
                  5.50%, 11/01/01
                  Insured: FSA .............................       208,750
    230,000       Boston Water and Sewer Commission
                  General Purpose, Senior Series A
                  7.00%, 11/01/18
                  Pre-refunded 11/01/01
                  Insured: FGIC ............................       252,713
    100,000       Brookline, GO
                  5.60%, 09/01/10 ..........................       106,250
    250,000       Deerfield, GO
                  5.60%, 06/15/02 ..........................       264,062
    250,000       Franklin, GO
                  5.50%, 11/15/02
                  Insured: MBIA ............................       265,000
    100,000       Kingston, GO
                  5.70%, 08/01/07 ..........................       106,750
    250,000       Lowell, GO
                  6.05%, 04/01/11
                  Insured: FSA .............................       275,938
    100,000       Lynn Water and Sewer Commission
                  5.30%, 12/01/06
                  Insured: FGIC ............................       106,375

   Par Value                                                      Value
  ----------                                                    ---------
                  Massachusetts (continued)

$   130,000       Massachusetts Bay Transportation
                  Authority, Series A
                  6.00%, 03/01/12 ..........................   $   140,237
    200,000       Massachusetts Bay Transportation
                  Authority, Series A
                  5.75%, 03/01/22 ..........................       210,750
  1,000,000       Massachusetts Bay Transportation
                  Authority, Series D
                  5.00%, 03/01/11 ..........................     1,051,250
    750,000       Massachusetts Educational
                  Financing Authority
                  Issue G, Series A
                  5.15%, 12/01/15
                  Insured: MBIA ............................       745,313
    370,000       Massachusetts State, GO
                  Federal Assisted Housing
                  6.00%, 02/01/08 ..........................       406,537
    250,000       Massachusetts State, GO, Series A
                  6.25%, 07/01/02 ..........................       269,063
    250,000       Massachusetts State, GO, Series A
                  6.25%, 07/01/04 ..........................       276,562
  1,000,000       Massachusetts State, GO, Series A
                  5.50%, 11/01/06 ..........................     1,046,250
    750,000       Massachusetts State, GO, Series A
                  5.25%, 02/01/08 ..........................       783,750
    200,000       Massachusetts State, GO, Series B
                  5.30%, 11/01/05 ..........................       214,000
    100,000       Massachusetts State, GO, Series B
                  5.50%, 11/01/07 ..........................       108,875
  4,000,000       Massachusetts State Capital
                  Appreciation, Series A
                  Federal Highway Note
                  5.15%, 06/15/15 (A) ......................     1,820,000
    250,000       Massachusetts State
                  Consolidated Loan, GO, Series A
                  5.75%, 02/01/15
                  Insured: MBIA ............................       272,500
    250,000       Massachusetts State
                  Consolidated Loan, GO, Series B
                  5.10%, 07/01/03 ..........................       262,813
  1,000,000       Massachusetts State
                  Consolidated Loan, GO, Series C
                  5.02%, 08/01/18 (A) ......................       376,250
    100,000       Massachusetts State
                  Convention Center Authority
                  Boston Common Parking Garage
                  Series A
                  5.35%, 09/01/06 ..........................       107,000
    100,000       Massachusetts State
                  Convention Center Authority
                  Boston Common Parking Garage
                  Series A
                  5.40%, 09/01/07 ..........................       106,750
    800,000       Massachusetts State
                  Development Finance Agency
                  Regis College
                  5.00%, 10/01/08 ..........................       808,000

                       See Notes to Financial Statements.

Massachusetts Municipal Bond Fund

April 30, 1999 (unaudited)

   Par Value                                              Value
  ----------                                           ---------
                  Massachusetts (continued)

$ 1,000,000       Massachusetts State Grant
                  Anticipation Notes, Series A
                  5.25%, 12/15/12 ..........................   $ 1,065,000
  1,000,000       Massachusetts State Grant
                  Anticipation Notes, Series A
                  5.50%, 06/15/14 ..........................     1,065,000
  1,000,000       Massachusetts State HEFA
                  Amherst College, Series G
                  5.00%, 11/01/18 ..........................       985,000
  2,000,000       Massachusetts State HEFA
                  Amherst College, Series G
                  5.38%, 11/01/20 ..........................     2,037,500
    400,000       Massachusetts State HEFA
                  Beth Israel Hospital, Series G
                  5.70%, 07/01/05
                  Insured: AMBAC ...........................       426,000
  2,000,000       Massachusetts State HEFA
                  Boston College, Series L
                  5.00%, 06/01/26 ..........................     1,945,000
  1,000,000       Massachusetts State HEFA
                  Caregroup, Series A
                  5.50%, 07/01/08 ..........................     1,085,000
  1,640,000       Massachusetts State HEFA
                  Catholic Health East, Series A
                  5.25%, 11/15/13 ..........................     1,707,650
  1,000,000       Massachusetts State HEFA
                  Harvard University, Series P
                  5.63%, 11/01/26 ..........................     1,053,750
  1,000,000       Massachusetts State HEFA
                  Harvard University, Series P
                  5.38%, 11/01/32 ..........................     1,021,250
    100,000       Massachusetts State HEFA
                  McLean Hospital Issue, Series C
                  6.63%, 07/01/15
                  Insured: FGIC ............................       110,500
    250,000       Massachusetts State HEFA
                  Medical Center of Central
                  Massachusetts, Series B
                  6.00%, 07/01/02
                  Insured: AMBAC ...........................       266,562
  1,435,000       Massachusetts State HEFA
                  Partners Healthcare System
                  Series A
                  5.38%, 07/01/17
                  Insured: MBIA ............................     1,474,463
    100,000       Massachusetts State HEFA
                  South Shore Hospital, Series E
                  5.40%, 07/01/07
                  Insured: MBIA ............................       104,875
    325,000       Massachusetts State HEFA
                  South Shore Hospital, Series E
                  5.50%, 07/01/13
                  Insured: MBIA ............................       342,469
    500,000       Massachusetts State HEFA
                  Williams College, Series D
                  5.40%, 07/01/05 ..........................       531,875

   Par Value                                                      Value
  ----------                                                    ---------
                  Massachusetts (continued)

$ 1,750,000       Massachusetts State HEFA
                  Williams College, Series F
                  5.50%, 07/01/26 ..........................   $ 1,791,563
    150,000       Massachusetts State Housing
                  Finance Agency
                  Single Family, Series 41
                  5.25%, 06/01/01 ..........................       153,562
  1,250,000       Massachusetts State IFA
                  Belmont Hill School
                  5.63%, 09/01/20 ..........................     1,282,813
    400,000       Massachusetts State IFA
                  Brooks School
                  5.95%, 07/01/23 ..........................       439,500
  1,000,000       Massachusetts State IFA
                  Combined Jewish Philanthropies
                  Series A
                  6.38%, 02/01/15
                  Insured: AMBAC ...........................     1,103,750
  1,000,000       Massachusetts State IFA
                  Concord Academy
                  5.50%, 09/01/27 ..........................     1,005,000
  1,000,000       Massachusetts State IFA
                  Groton School, Series A
                  5.00%, 03/01/28 ..........................       975,000
    250,000       Massachusetts State IFA
                  Lesley College Project, Series A
                  6.00%, 07/01/10
                  Insured: Connie Lee ......................       275,938
    300,000       Massachusetts State IFA
                  Milton Academy, Series B
                  5.30%, 09/01/08
                  Insured: MBIA ............................       316,125
    950,000       Massachusetts State IFA
                  Nantucket Electric Company
                  Series A, AMT
                  5.88%, 07/01/17
                  Insured: AMBAC ...........................     1,016,500
    500,000       Massachusetts State IFA
                  Park School
                  5.90%, 09/01/26 ..........................       521,250
  2,000,000       Massachusetts State IFA
                  Phillips Academy Issue
                  5.38%, 09/01/23 ..........................     2,042,500
  1,210,000       Massachusetts State IFA
                  Trustees Deerfield Academy
                  5.00%, 10/01/23 ..........................     1,199,412
  1,830,000       Massachusetts State IFA
                  Tufts University, Series H
                  5.50%, 02/15/13
                  Insured: MBIA ............................     1,983,262
  1,200,000       Massachusetts State IFA
                  Wentworth Institute of Technology
                  5.65%, 10/01/18 ..........................     1,218,000
  1,300,000       Massachusetts State IFA
                  Worcester Polytechnic Institute
                  Series 2
                  5.25%, 09/01/14
                  Insured: MBIA ............................     1,348,750

                       See Notes to Financial Statements.

Massachusetts Municipal Bond Fund

April 30, 1999 (unaudited)

   Par Value                                                      Value
  ----------                                                    ---------
                  Massachusetts (continued)

$   635,000       Massachusetts State Port Authority
                  5.63%, 07/01/12 ..........................   $   686,594
  1,000,000       Massachusetts State Port Authority
                  Series A
                  5.75%, 07/01/12 ..........................     1,112,500
    250,000       Massachusetts State Port Authority
                  Series B
                  5.30%, 07/01/01 ..........................       259,063
  1,000,000       Massachusetts State Port Authority
                  Series C
                  5.13%, 07/01/16 ..........................     1,017,500
    350,000       Massachusetts State, SP OB
                  and Revenue, Series A
                  5.80%, 06/01/00
                  Insured: AMBAC ...........................       359,394
    300,000       Massachusetts State, SP OB
                  and Revenue, Series A
                  7.00%, 06/01/02 ..........................       328,500
  1,000,000       Massachusetts State, SP OB
                  and Revenue, Series A
                  5.50%, 06/01/13 ..........................     1,080,000
    200,000       Massachusetts State, SP OB
                  and Revenue, Series A
                  6.00%, 06/01/13
                  Insured: AMBAC ...........................       213,250
    250,000       Massachusetts State, SP OB
                  and Revenue, Series A
                  5.80%, 06/01/14
                  Pre-refunded 06/01/04 ....................       273,437
    250,000       Massachusetts State
                  Turnpike Authority, Series A
                  5.00%, 01/01/13 ..........................       259,375
  2,500,000       Massachusetts State
                  Turnpike Authority, Series A
                  Metropolitan Highway Systems
                  4.50%, 01/01/04
                  Insured: AMBAC ...........................     2,556,250
  1,500,000       Massachusetts State
                  Turnpike Authority, Series A
                  Metropolitan Highway Systems
                  5.00%, 01/01/39
                  Insured: AMBAC ...........................     1,428,750
    250,000       Massachusetts State
                  Water Pollution Abatement Trust
                  WRA Loan Program, Series A
                  5.40%, 08/01/11 ..........................       263,437
    250,000       Massachusetts State
                  Water Pollution Abatement Trust
                  Pooled Loan Program, Series 1
                  5.00%, 02/01/02 ..........................       259,062
    300,000       Massachusetts State WRA
                  Series A
                  6.30%, 12/01/01 ..........................       319,875
    100,000       Massachusetts State WRA
                  Series A
                  6.00%, 04/01/20 ..........................       102,476

   Par Value                                                      Value
  ----------                                                    ---------
                  Massachusetts (continued)

$   190,000       Massachusetts State WRA
                  Series A
                  6.50%, 07/15/21
                  Pre-refunded 07/15/02 ....................   $   209,475
    300,000       Massachusetts State WRA
                  Series B
                  5.88%, 11/01/04 ..........................       324,375
  1,165,000       Massachusetts State WRA
                  Series B
                  5.50%, 08/01/15
                  Insured: FSA .............................     1,250,919
  1,000,000       Massachusetts State WRA
                  Series C
                  5.25%, 12/01/06
                  Insured: FGIC ............................     1,070,000
  1,000,000       Methuen, GO
                  5.63%, 11/15/14
                  Insured: FSA .............................     1,090,000
    220,000       Nantucket Island Land Bank
                  GO and Revenue, Series E
                  7.25%, 07/01/19 ..........................       240,350
    450,000       New England Education
                  Loan Marketing Corp.
                  Massachusetts Student
                  Loan Revenue, Issue A
                  5.80%, 03/01/02 ..........................       471,938
    200,000       Northampton, GO
                  5.30%, 09/01/10
                  Insured: AMBAC ...........................       210,000
  1,500,000       Plymouth County
                  Certificates of Participation
                  Correctional Facility Project
                  5.00%, 04/01/22
                  Insured: AMBAC ...........................     1,460,625
    150,000       Salem, GO
                  5.80%, 07/15/06
                  Insured: AMBAC ...........................       160,312
    100,000       Salem, GO
                  5.90%, 07/15/07
                  Insured: AMBAC ...........................       107,000
    200,000       Sandwich, GO
                  5.40%, 11/01/07
                  Insured: AMBAC ...........................       213,000
  1,000,000       Southeastern Massachusetts
                  University Building Authority
                  Project , Series A
                  5.75%, 05/01/16
                  Insured: AMBAC ...........................     1,067,500
  1,500,000       Springfield Municipal
                  Purpose Loan, GO
                  5.00%, 09/01/15 ..........................     1,522,500
    400,000       Taunton, GO
                  8.00%, 02/01/01 ..........................       428,500
    250,000       University of Lowell
                  Building Authority
                  Fifth Series A
                  6.75%, 11/01/03
                  Insured: AMBAC ...........................       280,000

                       See Notes to Financial Statements.

Massachusetts Municipal Bond Fund

April 30, 1999 (unaudited)

   Par Value                                                      Value
  ----------                                                    ---------
                  Massachusetts (continued)

$   200,000       University of Massachusetts
                  Building Authority, Series A
                  5.50%, 05/01/03
                  Insured: MBIA ............................   $   212,250
    100,000       Woods Hole, Martha's
                  Vineyard and Nantucket
                  Steamship Bonds, Series B
                  6.00%, 03/01/02 ..........................       106,250
  1,000,000       Worcester, Series A
                  5.00%, 07/01/14
                  Insured: FSA .............................     1,020,000
                                                               -----------
                                                                66,385,470
                                                               -----------

                  Other Territories - 5.90%

    500,000       Puerto Rico Commonwealth
                  Aqueduct and Sewer Authority
                  6.00%, 07/01/09
                  Insured: Guaranteed by
                  Commonwealth of Puerto Rico ..............       561,250
    500,000       Puerto Rico Commonwealth
                  Infrastructure Financing Authority
                  Special Tax Revenue, Series A
                  5.13%, 07/01/09 ..........................       535,625
  1,000,000       Puerto Rico Commonwealth
                  Public Improvement, GO
                  5.50%, 07/01/13 ..........................     1,083,750
  1,000,000       Puerto Rico Electric Power
                  Authority, Series BB
                  6.00%, 07/01/12
                  Insured: MBIA ............................     1,140,000
  1,000,000       Puerto Rico Municipal
                  Finance Agency, Series A
                  5.50%, 07/01/17
                  Insured: FSA .............................     1,055,000
                                                               -----------
                                                                 4,375,625
                                                               -----------

                  Texas - 0.86%

  1,000,000       Lubbock Independent School
                  District, GO, Capital Appreciation
                  6.01%, 02/15/09 (A) ......................       638,750
                                                               -----------
                  Total Municipal Securities ...............    72,849,845
                  (Cost $70,727,551)                           -----------

    Shares                                                        Value
  ----------                                                    ---------
INVESTMENT COMPANY - 0.26%

    188,297       Massachusetts Federated
                  Municipal Cash Trust .....................   $   188,297
                                                               -----------
                  Total Investment Company .................       188,297
                  (Cost $188,297)                              -----------

Total Investments - 98.47% .................................    73,038,142
(Cost $70,915,848)                                             -----------

Net Assets and Other Liabilities - 1.53% ...................     1,137,462
                                                               -----------
Net Assets - 100.00% .......................................   $74,175,604
                                                               ===========

----------------------------------
(A) Zero Coupon Bond. Rate shown reflects effective yield to maturity at time of purchase.

(B) Variable rate bond. Rate shown reflects rate in effect at April 30, 1999.

AMBAC       American Municipal Bond Assurance Corp.

AMT Alternative Minimum Tax. Private activity obligations the interest on which is subject to the federal AMT for individuals.

Connie Lee  College Construction Loan Association

FGIC        Federal Guaranty Insurance Corp.

FSA         Financial Security Assurance Company

GO          General Obligation

HEFA        Health and Educational Facilities Authority

IFA         Industrial Finance Agency

LOC         Letter of Credit

MBIA        Municipal Bond Insurance Association

SP          OB Special Obligation

WRA         Water Resource Authority

                       See Notes to Financial Statements.

Rhode Island Municipal Bond Fund

Portfolio of Investments
April 30, 1999 (unaudited)

   Par Value                                                      Value
  ----------                                                    ---------
MUNICIPAL SECURITIES - 98.47%

                  California - 1.72%

$   400,000       Los Angeles Regional
                  Airports Improvement Corp.
                  American Airlines, Inc., Los Angeles
                  International Airport, Series C
                  4.25%, 12/01/24 (B)
                  LOC: Wachovia Bank, N.A. .................   $   400,000
                                                               -----------

                  Louisiana - 2.15%

    500,000       Louisiana State Offshore Terminal
                  Authority, Deepwater Port Revenue
                  1st Stage A - Loop, Inc.
                  4.25%, 09/01/08 (B)
                  LOC: UBS AG ..............................       500,000
                                                               -----------

                  Rhode Island - 75.14%

    500,000       Bristol County Water Authority
                  Revenue, General, Series A
                  5.00%, 07/01/16
                  Insured: MBIA ............................       498,125
    200,000       Burrillville, GO
                  5.85%, 05/01/14
                  Insured: FGIC ............................       218,500
    500,000       Convention Center Authority, Series A
                  6.38%, 05/15/23
                  Insured: MBIA ............................       536,250
    700,000       Lincoln, GO
                  5.50%, 08/15/10
                  Insured: MBIA ............................       735,000
    350,000       North Kingstown, GO, Series A
                  5.38%, 12/15/02
                  Insured: FGIC ............................       369,688
    300,000       Pawtucket, GO
                  5.63%, 04/15/07 ..........................       319,875
    400,000       Pawtucket, GO
                  5.75%, 04/15/11
                  Insured: FGIC ............................       425,000
    500,000       Providence, GO
                  5.70%, 01/15/06
                  Insured: MBIA ............................       528,750
    500,000       Providence, GO
                  5.45%, 01/15/10
                  Insured: FSA .............................       533,125
    500,000       Rhode Island Clean Water
                  Protection Finance Agency
                  PCR, Series A
                  5.25%, 10/01/16
                  Insured: AMBAC ...........................       510,625
    150,000       Rhode Island Clean Water
                  Protection Finance Agency
                  Safe Drinking Water
                  Providence, Series A
                  6.20%, 01/01/06
                  Insured: AMBAC ...........................       166,125

   Par Value                                                      Value
  ----------                                                    ---------
                  Rhode Island (continued)

$   100,000       Rhode Island Clean Water
                  Protection Finance Agency
                  Safe Drinking Water
                  Providence, Series A
                  6.70%, 01/01/15
                  Insured: AMBAC ...........................   $   113,000
    250,000       Rhode Island Clean Water
                  Protection Finance Agency
                  Wastewater Treatment
                  System, Cranston
                  5.80%, 09/01/22
                  Insured: MBIA ............................       266,875
    500,000       Rhode Island Depositors
                  Economic Protection Corp.
                  SP OB, Series A
                  5.75%, 08/01/21 ..........................       549,375
    250,000       Rhode Island Depositors
                  Economic Protection Corp.
                  SP OB, Series B
                  5.25%, 08/01/21
                  Insured: MBIA ............................       263,750
    300,000       Rhode Island State HMFC
                  Homeownership Opportunity
                  Series 17-A
                  6.25%, 04/01/17 ..........................       314,625
    500,000       Rhode Island State HMFC
                  Homeownership Opportunity
                  Series 19-A
                  5.70%, 04/01/15 ...... ...................       515,000
    500,000       Rhode Island State HMFC
                  Homeownership Opportunity
                  Series 29-A
                  5.05%, 10/01/15
                  Insured: FHA .............................       497,500
    500,000       Rhode Island State HMFC
                  Homeownership Opportunity
                  Series 22-A
                  5.55%, 04/01/17 ..........................       511,875
    500,000       Rhode Island State HMFC
                  Multifamily Housing
                  Series A
                  5.60%, 07/01/10
                  Insured: AMBAC ...........................       533,125
    500,000       Rhode Island State HMFC
                  Multifamily Housing
                  Series A
                  6.15%, 07/01/17
                  Insured: AMBAC ...........................       532,500
    250,000       Rhode Island State HMFC
                  Rental Housing Program
                  Series A
                  5.65%, 10/01/07 ..........................       260,312
    150,000       Rhode Island State, GO, Series A
                  6.25%, 06/15/07
                  Pre-refunded 06/15/02
                  Insured: FGIC ............................       163,687

                       See Notes to Financial Statements.

Rhode Island Municipal Bond Fund

April 30, 1999 (unaudited)

   Par Value                                              Value
  ----------                                           ---------
                  Rhode Island (continued)

$   200,000       Rhode Island State, GO, Series A
                  6.10%, 06/15/03
                  Insured: FGIC ............................   $   216,750
    150,000       Rhode Island State, GO, Series A
                  6.25%, 06/15/07
                  Unrefunded
                  Insured: FGIC ............................       162,187
    250,000       Rhode Island State
                  Consolidated Capital Development
                  Loan GO, Series A
                  5.13%, 07/15/12
                  Insured: FGIC ............................       259,688
    250,000       Rhode Island State EDC
                  Airport Series B
                  5.25%, 07/01/11
                  Insured: FSA .............................       262,812
    500,000       Rhode Island State EDC
                  Airport Series B
                  5.00%, 07/01/18
                  Insured: FSA .............................       491,250
    250,000       Rhode Island State EDC
                  Airport Series B
                  5.00%, 07/01/23
                  Insured: FSA .............................       243,125
    175,000       Rhode Island State HEBC
                  Higher Education Facility
                  Unrefunded
                  6.50%, 11/15/24
                  Insured: Connie Lee ......................       192,062
    500,000       Rhode Island State HEBC
                  Higher Education Facility
                  Brown University
                  6.00%, 09/01/20 ..........................       554,375
  1,000,000       Rhode Island State HEBC
                  Higher Education Facility
                  Brown University
                  5.00%, 09/01/23 ..........................       976,250
    275,000       Rhode Island State HEBC
                  Higher Education Facility
                  Bryant College, SP OB
                  6.50%, 06/01/05
                  Insured: MBIA ............................       298,719
    475,000       Rhode Island State HEBC
                  Higher Education Facility
                  New England Institute
                  6.00%, 03/01/15
                  Insured: Connie Lee ......................       511,219
    300,000       Rhode Island State HEBC
                  Higher Education Facility
                  Providence College
                  5.60%, 11/01/09
                  Insured: MBIA ............................       318,375

   Par Value                                              Value
  ----------                                           ---------
                  Rhode Island (continued)

$   500,000       Rhode Island State HEBC
                  Higher Education Facility
                  Rhode Island School of Design
                  5.63%, 06/01/16
                  Insured: MBIA ............................   $   533,750
    325,000       Rhode Island State HEBC
                  Higher Education Facility
                  Roger Williams
                  6.50%, 11/15/24
                  Insured: Connie Lee ......................       360,344
    260,000       Rhode Island State HEBC
                  Higher Education Facility
                  Salve Regina
                  6.25%, 03/15/13
                  Insured: Connie Lee ......................       282,100
    500,000       Rhode Island State HEBC
                  Miriam Hospital
                  Series B
                  6.60%, 04/01/19 ..........................       558,125
    500,000       Rhode Island State HEBC
                  Newport Hospital
                  5.25%, 07/01/19 ..........................       486,875
    300,000       Rhode Island State HEBC
                  Saint Antoine
                  6.75%, 11/15/18
                  LOC: Allied Irish Banks NY ...............       313,500
    500,000       Rhode Island State
                  Industrial Facilities Corp., Revenue
                  Marine Terminal, Mobil Oil Refining
                  6.00%, 11/01/14 ..........................       543,125
    100,000       South Kingstown, GO, Series B
                  5.50%, 06/15/10
                  Insured: FSA .............................       107,125
    140,000       Westerly, GO
                  6.00%, 09/15/14
                  Insured: AMBAC ...........................       152,600
    300,000       Woonsocket, GO
                  4.75%, 12/15/16 ..........................       295,125
                                                               -----------
                                                                17,482,168
                                                               -----------

                  Other Territories - 14.68%

    250,000       Puerto Rico Commonwealth, GO
                  6.00%, 07/01/16
                  Insured: MBIA ............................       286,250
    250,000       Puerto Rico Commonwealth, GO
                  Public Improvement
                  5.00%, 07/01/05 ..........................       262,500
    500,000       Puerto Rico Commonwealth, GO
                  Public Improvement
                  5.50%, 07/01/12 ..........................       542,500
    500,000       Puerto Rico Commonwealth
                  Special Tax Revenue, Series A
                  Infrastructure Finance Authority
                  5.00%, 07/01/16
                  Insured: AMBAC ...........................       507,500

                       See Notes to Financial Statements.

Rhode Island Municipal Bond Fund

April 30, 1999 (unaudited)

   Par Value                                              Value
  ----------                                           ---------
                  Other Territories (continued)

$   500,000       Puerto Rico Electric Power Authority
                  Revenue, Series EE
                  5.25%, 07/01/15
                  Insured: MBIA ............................   $   524,375
    400,000       Puerto Rico Municipal
                  Finance Agency, Series A
                  6.00%, 07/01/14
                  Insured: FSA .............................       439,500
    315,000       Puerto Rico Municipal
                  Finance Agency, Series A
                  5.50%, 07/01/17
                  Insured: FSA .............................       332,325
    500,000       Puerto Rico Public Buildings Authority
                  Government Facilities, Series A
                  5.50%, 07/01/21
                  Insured: AMBAC ...........................       520,000
                                                               -----------
                                                                 3,414,950
                                                               -----------

                  Texas - 2.53%

    300,000       Grapevine Industrial Development Corp.
                  American Airlines, Series B4
                  3.85%, 12/01/24 (B)
                  LOC: Morgan Guaranty Trust ...............       300,000
    450,000       Lubbock Independent
                  School District, GO
                  Capital Appreciation
                  6.10%, 02/15/09 (A) ......................       287,438
                                                               -----------
                                                                   587,438
                                                               -----------

                  Washington - 2.25%

  1,000,000       Seattle, GO, Series E
                  4.85%, 12/15/12 (A) ......................       523,750
                                                               -----------
                  Total Municipal Securities ...............    22,908,306
                  (Cost $22,024,463)                           -----------

    Shares                                                Value
  ---------                                            ---------
INVESTMENT COMPANY - 0.44%

    103,011       Federated Tax-Free Obligations Fund........  $   103,011
                                                               -----------
                  Total Investment Company ..................      103,011
                  (Cost $103,011)                              -----------

Total Investments - 98.91% .................................    23,011,317
(Cost $22,127,474)                                             -----------

Net Other Assets and Liabilities - 1.09% ...................       253,683
                                                               -----------
Net Assets - 100.00% .......................................   $23,265,000
                                                               ===========

--------------------------------------
(A) Zero Coupon Bond. Rate shown reflects effective yield to maturity at time of purchase.

(B) Interest is reset once a year. The interest rate shown reflects the rate in effect at April 30, 1999.

AMBAC       American Municipal Bond Assurance Corp.

Connie Lee  College Construction Loan Association

EDC         Economic Development Corp.

FGIC        Federal Guaranty Insurance Corp.

FHA         Federal Housing Authority

FSA         Financial Security Assurance Company

GO          General Obligation

HEBC        Health and Educational Building Corp.

HMFC        Housing and Mortgage Finance Corp.

LOC         Letter of Credit

MBIA        Municipal Bond Investors Assurance

PCR         Pollution Control Revenue

SP          OB Special Obligation

                       See Notes to Financial Statements.

                       This page left blank intentionally.

Galaxy Tax-Free Bond Funds

Statements of Assets and Liabilities
April 30, 1999 (unaudited)

                                                                                   New Jersey             New York
                                                             Tax-Exempt             Municipal             Municipal
                                                              Bond Fund             Bond Fund             Bond Fund
                                                          -----------------     -----------------    ------------------
ASSETS:
   Investments (Note 2):
     Investments at cost ...............................  $     165,264,351     $       9,161,264    $       81,099,501
     Net unrealized appreciation .......................          6,581,761               113,953             3,636,646
                                                          -----------------     -----------------    ------------------
     Total investments at value ........................        171,846,112             9,275,217            84,736,147
   Cash ................................................                 --                   812                45,555
   Receivable for investments sold .....................          1,061,385                    --                    --
   Receivable for shares sold ..........................            306,509                 1,131                43,872
   Receivable from Investment Advisor ..................                 --                 3,676                    --
   Interest and dividend receivables ...................          2,430,338               111,668             1,247,439
   Deferred organizational expense (Note 2) ............                 --                13,341                    --
                                                          -----------------     -----------------    ------------------
     Total Assets ......................................        175,644,344             9,405,845            86,073,013
                                                          -----------------     -----------------    ------------------

LIABILITIES:
   Dividends payable ...................................            601,126                25,804               265,327
   Payable for investments purchased ...................          2,157,955                    --                    --
   Payable to Custodian ................................              7,905                    --                    --
   Payable for shares repurchased ......................            109,578                   443                 6,630
   Advisory fee payable (Note 3) .......................             78,252                 2,225                39,149
   Payable to Fleet affiliates (Note 3) ................              9,749                   582                 4,543
   Payable to Administrator (Note 3) ...................             21,485                   378                16,516
   Trustees' fees and expenses payable (Note 3) ........              5,504                   144                 2,474
   Accrued expenses and other payables .................             24,670                24,368                14,588
                                                          -----------------     -----------------    ------------------
     Total Liabilities .................................          3,016,224                53,944               349,227
                                                          -----------------     -----------------    ------------------
NET ASSETS .............................................  $     172,628,120     $       9,351,901    $       85,723,786
                                                          =================     =================    ==================

NET ASSETS consist of:
   Par value (Note 5) ..................................  $          15,586     $             921    $            7,561
   Paid-in capital in excess of par value ..............        165,812,332             9,238,949            82,531,962
   Undistributed (overdistributed) net investment
   income (loss) .......................................            (18,625)                1,972                 (840)
   Accumulated net realized gain (loss) on
   investments sold ....................................            237,066                (3,894)            (451,543)
   Net unrealized appreciation of investments ..........          6,581,761               113,953             3,636,646
                                                          -----------------     -----------------    ------------------
TOTAL NET ASSETS .......................................  $     172,628,120     $       9,351,901    $       85,723,786
                                                          =================     =================    ==================

Retail A Shares:
   Net Assets ..........................................  $      24,764,584     $       1,508,530    $       46,892,415
   Shares of beneficial interest outstanding ...........          2,235,888               148,581             4,135,743
   NET ASSET VALUE and redemption price per share ......  $           11.08  $              10.15 $               11.34
   Sales charge - 3.75% of offering price ..............               0.43                  0.40                  0.44
                                                          -----------------     -----------------    ------------------
   Maximum offering price per share ....................  $           11.51  $              10.55 $               11.78
                                                          =================     =================    ==================

Retail B Shares:
   Net Assets ..........................................  $       3,502,104                   N/A                   N/A
   Shares of beneficial interest outstanding ...........            316,188                   N/A                   N/A
                                                          -----------------     -----------------    ------------------
   NET ASSET VALUE and offering price per share* .......  $           11.08                   N/A                   N/A
                                                          =================     =================    ==================

Trust Shares:
   Net Assets ..........................................  $     144,361,432     $       7,843,371    $       38,831,371
   Shares of beneficial interest outstanding ...........         13,034,060               772,483             3,424,766
                                                          -----------------     -----------------    ------------------
   NET ASSET VALUE, offering and
     redemption price per share ........................  $           11.08  $              10.15 $               11.34
                                                          =================     =================    ==================

--------------------------------------------------------
*Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

                       See Notes to Financial Statements.

                                                              Connecticut          Massachusetts         Rhode Island
                                                               Municipal             Municipal             Municipal
                                                               Bond Fund             Bond Fund             Bond Fund
                                                          -----------------     -----------------     -----------------
ASSETS:
   Investments (Note 2):
     Investments at cost ...............................  $      39,095,205     $      70,915,848     $      22,127,474
     Net unrealized appreciation .......................          1,748,458             2,122,294               883,843
                                                          -----------------     -----------------     -----------------
     Total investments at value ........................         40,843,663            73,038,142            23,011,317
   Cash ................................................                 --                18,589                   536
   Receivable for investments sold .....................                 --                    --                    --
   Receivable for shares sold ..........................             84,204               354,888                 1,001
   Receivable from Investment Advisor ..................                 --                    --                    --
   Interest and dividend receivables ...................            574,535             1,085,325               317,962
   Deferred organizational expense (Note 2) ............                 --                    --                 1,743
                                                          -----------------     -----------------     -----------------
     Total Assets ......................................         41,502,402            74,496,944            23,332,559
                                                          -----------------     -----------------     -----------------

LIABILITIES:
   Dividends payable ...................................            141,821               257,153                40,992
   Payable for investments purchased ...................                 --                    --                    --
   Payable to Custodian ................................                123                    --                    --
   Payable for shares repurchased ......................              6,620                11,883                10,128
   Advisory fee payable (Note 3) .......................             12,117                21,257                 7,127
   Payable to Fleet affiliates (Note 3) ................              3,227                 5,587                    --
   Payable to Administrator (Note 3) ...................             17,987                22,480                 3,420
   Trustees' fees and expenses payable (Note 3) ........              1,795                 2,875                 3,018
   Accrued expenses and other payables .................              8,604                   105                 2,874
                                                          -----------------     -----------------     -----------------
     Total Liabilities .................................            192,294               321,340                67,559
                                                          -----------------     -----------------     -----------------
NET ASSETS .............................................  $      41,310,108     $      74,175,604     $      23,265,000
                                                          =================     =================     =================

NET ASSETS consist of:
   Par value (Note 5) ..................................  $           3,852     $           7,078     $           2,103
   Paid-in capital in excess of par value ..............         40,315,466            72,435,799            22,389,659
   Undistributed (overdistributed) net investment
   income (loss) .......................................            (14,614)              (21,727)              (13,020)
   Accumulated net realized gain (loss) on
   investments sold ....................................           (743,054)             (367,840)                2,415
   Net unrealized appreciation of investments ..........          1,748,458             2,122,294               883,843
                                                          -----------------     -----------------     -----------------
TOTAL NET ASSETS .......................................  $      41,310,108     $      74,175,604     $      23,265,000
                                                          =================     =================     =================

Retail A Shares:
   Net Assets ..........................................  $      25,472,427     $      45,048,957     $      23,265,000
   Shares of beneficial interest outstanding ...........          2,375,070             4,298,458             2,102,998
   NET ASSET VALUE and redemption price per share ......  $           10.72  $              10.48  $              11.06
   Sales charge - 3.75% of offering price ..............               0.42                  0.41                  0.43
                                                          -----------------     -----------------     -----------------
   Maximum offering price per share ....................  $           11.14  $              10.89  $              11.49
                                                          =================     =================     =================

Retail B Shares:
   Net Assets ..........................................                N/A                   N/A                   N/A
   Shares of beneficial interest outstanding ...........                N/A                   N/A                   N/A
                                                          -----------------     -----------------     -----------------
   NET ASSET VALUE and offering price per share* .......                N/A                   N/A                   N/A
                                                          =================     =================     =================

Trust Shares:
   Net Assets ..........................................  $      15,837,681     $      29,126,647     $              --
   Shares of beneficial interest outstanding ...........          1,476,708             2,779,273                    --
                                                          -----------------     -----------------     -----------------
   NET ASSET VALUE, offering and
     redemption price per share ........................  $           10.72  $              10.48  $                 --
                                                          =================     =================     =================

Galaxy Tax-Free Bond Funds

Statements of Operations
For the six months ended April 30, 1999 (unaudited)

                                                                                   New Jersey             New York
                                                             Tax-Exempt             Municipal             Municipal
                                                              Bond Fund             Bond Fund             Bond Fund
                                                          -----------------     -----------------    ------------------
INVESTMENT INCOME:
   Interest (Note 2) ...................................  $       4,233,601     $         198,803    $        2,090,000
   Dividends (Note 2) ..................................             29,422                 3,405                13,578
                                                          -----------------     -----------------    ------------------
     Total investment income ...........................          4,263,023               202,208             2,103,578
                                                          -----------------     -----------------    ------------------

EXPENSES:
   Investment advisory fee (Note 3) ....................            626,315                32,824               316,557
   Administration fee (Note 3) .........................             63,534                 3,372                32,116
   Custodian fee .......................................              6,471                11,452                 4,534
   Fund accounting fee (Note 3) ........................             29,876                19,356                25,809
   Legal fee (Note 3) ..................................              3,729                   185                 1,848
   Audit fee ...........................................              8,145                12,670                 8,145
   Transfer agent fee (Note 3) .........................             12,356                 2,480                12,887
   Shareholder servicing and 12b-1 fees (Note 3) .......             28,972                   786                34,418
   Trustees' fees and expenses (Note 3) ................              2,270                   112                 1,520
   Amortization of organization costs (Note 2) .........                 --                 1,685                    --
   Reports to shareholders .............................              7,419                 1,551                 9,202
   Miscellaneous .......................................             16,441                 3,493                10,138
                                                          -----------------     -----------------    ------------------
     Total expenses before reimbursement/waiver ........            805,528                89,966               457,174
                                                          -----------------     -----------------    ------------------
     Less: reimbursement/waiver (Note 4) ...............           (167,017)              (48,705)              (85,748)
                                                          -----------------     -----------------    ------------------
     Total expenses net of reimbursement/waiver ........            638,511                41,261               371,426
                                                          -----------------     -----------------    ------------------
NET INVESTMENT INCOME ..................................          3,624,512               160,947             1,732,152
                                                          -----------------     -----------------    ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  (Notes 2 & 6):
   Net realized gain (loss) on investments sold ........            244,455                (3,207)               61,806
   Net change in unrealized depreciation
     of investments ....................................         (1,596,250)              (69,139)             (786,504)
                                                          -----------------     -----------------    ------------------

NET REALIZED AND UNREALIZED
   LOSS ON INVESTMENTS .................................         (1,351,795)              (72,346)             (724,698)
                                                          -----------------     -----------------    ------------------

NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ...........................  $       2,272,717     $          88,601    $        1,007,454
                                                          =================     =================    ==================

                       See Notes to Financial Statements.

                                                              Connecticut          Massachusetts         Rhode Island
                                                               Municipal             Municipal             Municipal
                                                               Bond Fund             Bond Fund             Bond Fund
                                                          -----------------     -----------------     -----------------
INVESTMENT INCOME:
   Interest (Note 2) ...................................  $         979,996     $       1,719,438     $         545,630
   Dividends (Note 2) ..................................              6,491                14,395                 6,215
                                                          -----------------     -----------------     -----------------
     Total investment income ...........................            986,487             1,733,833               551,845
                                                          -----------------     -----------------     -----------------

EXPENSES:
   Investment advisory fee (Note 3) ....................            151,948               264,539                80,803
   Administration fee (Note 3) .........................             15,414                26,836                 8,198
   Custodian fee .......................................              3,812                 4,603                 4,396
   Fund accounting fee (Note 3) ........................             21,668                29,127                15,459
   Legal fee (Note 3) ..................................                871                 1,531                   434
   Audit fee ...........................................              8,701                 8,701                 7,673
   Transfer agent fee (Note 3) .........................              8,055                10,269                 2,480
   Shareholder servicing and 12b-1 fees (Note 3) .......             18,611                32,583                    --
   Trustees' fees and expenses (Note 3) ................                530                   932                   264
   Amortization of organization costs (Note 2) .........                 --                    --                 1,696
   Reports to shareholders .............................              6,002                 7,142                 1,625
   Miscellaneous .......................................              6,321                 9,219                 4,828
                                                          -----------------     -----------------     -----------------
     Total expenses before reimbursement/waiver ........            241,933               395,482               127,856
                                                          -----------------     -----------------     -----------------
     Less: reimbursement/waiver (Note 4) ...............            (81,039)             (141,088)              (43,095)
                                                          -----------------     -----------------     -----------------
     Total expenses net of reimbursement/waiver ........            160,894               254,394                84,761
                                                          -----------------     -----------------     -----------------
NET INVESTMENT INCOME ..................................            825,593             1,479,439               467,084
                                                          -----------------     -----------------     -----------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  (Notes 2 & 6):
   Net realized gain (loss) on investments sold ........             55,895                 4,015                 3,369
   Net change in unrealized depreciation
     of investments ....................................           (413,709)             (363,365)             (136,683)
                                                          -----------------     -----------------     -----------------

NET REALIZED AND UNREALIZED
   LOSS ON INVESTMENTS .................................           (357,814)             (359,350)             (133,314)
                                                          -----------------     -----------------     -----------------

NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ...........................  $         467,779     $       1,120,089     $         333,770
                                                          =================     =================     =================

Galaxy Tax-Free Bond Funds

Statements of Changes in Net Assets

                                                                                  New Jersey                      New York
                                               Tax-Exempt Bond Fund           Municipal Bond Fund            Municipal Bond Fund
                                            ---------------------------    ------------------------       ------------------------
                                             Six months       Year          Six months     Period         Six months      Year
                                           ended April 30,    ended       ended April 30,   ended       ended April 30,   ended
                                                1999       October 31,         1999      October 31,         1999      October 31,
                                             (unaudited)      1998          (unaudited)     1998*         (unaudited)     1998
                                            ------------  -------------    -----------  -----------       -----------  -----------
NET ASSETS at beginning of period.......    $163,142,500  $ 149,372,871    $ 8,516,218  $        20(a)    $83,019,676  $65,995,842
                                            ------------  -------------    -----------  -----------       -----------  -----------
Increase in Net Assets
resulting from operations:
   Net investment income................       3,624,512      7,177,099        160,947      152,168         1,732,152    3,217,725
   Net realized gain (loss) on
      investments sold and written options       244,455      1,998,815         (3,207)        (687)           61,806      822,875
   Net change in unrealized appreciation
      (depreciation) of investments
      and written options...............      (1,596,250)     2,771,283        (69,139)     183,092          (786,504)   1,441,749
                                            ------------  -------------    -----------  -----------       -----------  -----------
   Net increase in net assets
      resulting from operations.........       2,272,717     11,947,197         88,601      334,573         1,007,454    5,482,349
                                            ------------  -------------    -----------  -----------       -----------  -----------

Dividends to shareholders from:
   Retail A Shares:
      Net investment income.............        (524,942)    (1,112,636)       (18,046)      (8,997)         (962,241)  (1,819,081)
      Net realized gain on investments..        (307,311)      (209,493)            --           --                --           --
                                            ------------  -------------    -----------  -----------       -----------  -----------
         Total Dividends................        (832,253)    (1,322,129)       (18,046)      (8,997)         (962,241)  (1,819,081)
                                            ------------  -------------    -----------  -----------       -----------  -----------

   Retail B Shares:
      Net investment income.............         (52,711)       (87,830)           N/A          N/A               N/A          N/A
      Net realized gain on investments..         (32,906)       (14,276)           N/A          N/A               N/A          N/A
                                            ------------  -------------    -----------  -----------       -----------  -----------
         Total Dividends................         (85,617)      (102,106)           N/A          N/A               N/A          N/A
                                            ------------  -------------    -----------  -----------       -----------  -----------

   Trust Shares:
      Net investment income.............      (3,046,859)    (6,048,821)      (142,901)    (143,171)         (769,912)  (1,398,277)
      Dividends in excess of
         net investment income..........              --             --             --           (2)               --           --
      Net realized gain on investments..      (1,652,450)    (1,016,251)            --           --                --           --
                                            ------------  -------------    -----------  -----------       -----------  -----------
         Total Dividends................      (4,699,309)    (7,065,072)      (142,901)    (143,173)         (769,912)  (1,398,277)
                                            ------------  -------------    -----------  -----------       -----------  -----------

         Total Dividends to shareholders      (5,617,179)    (8,489,307)      (160,947)    (152,170)       (1,732,153)  (3,217,358)
                                            ------------  -------------    -----------  -----------       -----------  -----------

Net increase from share transactions(1).      12,830,082     10,311,739        908,029    8,333,795         3,428,809   14,758,843
                                            ------------  -------------    -----------  -----------       -----------  -----------
   Net increase in net assets...........       9,485,620     13,769,629        835,683    8,516,198         2,704,110   17,023,834
                                            ------------  -------------    -----------  -----------       -----------  -----------

NET ASSETS at end of period
   (including line A)...................    $172,628,120  $ 163,142,500    $ 9,351,901  $ 8,516,218       $85,723,786  $83,019,676
                                            ============  =============    ===========  ===========       ===========  ===========

(A) Undistributed (overdistributed) net
      investment income.................    $    (18,625) $     (18,625)   $     1,972  $     1,972       $      (840) $      (839)
                                            ============  =============    ===========  ===========       ===========  ===========

--------------------------------------------------
*    The New Jersey Municipal Bond Fund commenced operations on April 3, 1998.

(1) For detail on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on pages 42 and 43.

(a)  Represents initial seed money.

                       See Notes to Financial Statements.

                                                Connecticut Municipal      Massachusetts Municipal         Rhode Island Municipal
                                                      Bond Fund                   Bond Fund                      Bond Fund
                                            ---------------------------    ------------------------       ------------------------
                                             Six months       Year          Six months      Year          Six months      Year
                                           ended April 30,    ended       ended April 30,   ended       ended April 30,   ended
                                                1999       October 31,         1999      October 31,         1999      October 31,
                                             (unaudited)      1998          (unaudited)     1998          (unaudited)     1998
                                            ------------  -------------    -----------  -----------       -----------  -----------
NET ASSETS at beginning of period.......    $ 38,768,085  $  33,221,284    $67,559,730  $47,304,792       $20,209,657  $17,134,415
                                            ------------  -------------    -----------  -----------       -----------  -----------
Increase in Net Assets
resulting from operations:
   Net investment income................         825,593      1,522,760      1,479,439    2,503,603           467,084      851,987
   Net realized gain (loss) on
      investments sold and written options        55,895        229,881          4,015      342,455             3,369       87,401
   Net change in unrealized appreciation
      (depreciation) of investments
      and written options...............        (413,709)       949,373       (363,365)   1,189,694          (136,683)     376,671
                                            ------------  -------------    -----------  -----------       -----------  -----------
   Net increase in net assets
      resulting from operations.........         467,779      2,702,014      1,120,089    4,035,752           333,770    1,316,059
                                            ------------  -------------    -----------  -----------       -----------  -----------

Dividends to shareholders from:
   Retail A Shares:
      Net investment income.............        (500,508)      (996,397)      (919,207)  (1,670,216)         (469,881)    (837,786)
      Net realized gain on investments..              --             --             --           --           (87,472)     (37,141)
                                            ------------  -------------    -----------  -----------       -----------  -----------
         Total Dividends................        (500,508)      (996,397)      (919,207)  (1,670,216)         (557,353)    (874,927)
                                            ------------  -------------    -----------  -----------       -----------  -----------

   Retail B Shares:
      Net investment income.............             N/A            N/A            N/A          N/A               N/A          N/A
      Net realized gain on investments..             N/A            N/A            N/A          N/A               N/A          N/A
                                            ------------  -------------    -----------  -----------       -----------  -----------
         Total Dividends................             N/A            N/A            N/A          N/A               N/A          N/A
                                            ------------  -------------    -----------  -----------       -----------  -----------

   Trust Shares:
      Net investment income.............        (325,085)      (526,684)      (560,232)    (814,636)               --           --
      Dividends in excess of
         net investment income..........              --             --             --           --                --           --
      Net realized gain on investments..              --             --             --           --                --           --
                                            ------------  -------------    -----------  -----------       -----------  -----------
         Total Dividends................        (325,085)      (526,684)      (560,232)    (814,636)               --           --
                                            ------------  -------------    -----------  -----------       -----------  -----------

         Total Dividends to shareholders        (825,593)    (1,523,081)    (1,479,439)  (2,484,852)         (557,353)    (874,927)
                                            ------------  -------------    -----------  -----------       -----------  -----------

Net increase from share transactions(1).       2,899,837      4,367,868      6,975,224   18,704,038         3,278,926    2,634,110
                                            ------------  -------------    -----------  -----------       -----------  -----------
   Net increase in net assets...........       2,542,023      5,546,801      6,615,874   20,254,938         3,055,343    3,075,242
                                            ------------  -------------    -----------  -----------       -----------  -----------

NET ASSETS at end of period
   (including line A)...................    $ 41,310,108  $  38,768,085    $74,175,604  $67,559,730       $23,265,000  $20,209,657
                                            ============  =============    ===========  ===========       ===========  ============

(A) Undistributed (overdistributed) net
      investment income.................    $    (14,614) $     (14,614)   $   (21,727) $   (21,727)      $   (13,020) $   (10,223)
                                            ============  =============    ===========  ===========       ===========  ===========

Galaxy Tax-Free Bond Funds

Statements of Changes in Net Assets --
Capital Stock Activity

                                                                                  New Jersey                      New York
                                              Tax-Exempt Bond Fund            Municipal Bond Fund            Municipal Bond Fund
                                            -------------------------      ------------------------       ------------------------
                                             Six months      Year           Six months     Period         Six months      Year
                                           ended April 30,   ended        ended April 30,   ended       ended April 30,   ended
                                                1999      October 31,          1999      October 31,         1999      October 31,
                                             (unaudited)     1998           (unaudited)     1998*         (unaudited)     1998
                                            -----------   -----------      -----------   ----------       -----------  -----------
DOLLAR AMOUNTS
Retail A Shares:
   Sold ................................    $  3,336,860  $ 4,120,071      $   835,466  $   795,210       $ 5,268,231  $16,948,796
   Issued to shareholders in
     reinvestment of dividends .........         677,598      993,669            9,106        4,695           729,477    1,196,021
   Repurchased .........................      (3,500,731)  (6,326,395)        (142,099)          --        (6,931,873)  (9,680,079)
                                            ------------  -----------      -----------  -----------       -----------  -----------
   Net increase (decrease) in
     shares outstanding ................    $    513,727  $(1,212,655)     $   702,473  $   799,905       $  (934,165) $ 8,464,738
                                            ============  ===========      ===========  ===========       ===========  ===========

Retail B Shares:
   Sold ................................    $  1,084,895  $ 1,425,757              N/A          N/A               N/A          N/A
   Issued to shareholders in
     reinvestment of dividends .........          60,313       58,048              N/A          N/A               N/A          N/A
   Repurchased .........................        (296,709)    (509,491)             N/A          N/A               N/A          N/A
                                            ------------ ------------      -----------  -----------       -----------  -----------
   Net increase in shares outstanding ..    $    848,499  $   974,314              N/A          N/A               N/A          N/A
                                            ============  ===========      ===========  ===========       ===========  ===========

Trust Shares:
   Sold ................................    $ 12,867,147  $23,518,359      $   399,500  $ 7,558,900       $ 7,091,742  $ 8,629,198
   Issued to shareholders in
     reinvestment of dividends .........       2,318,481    3,119,314               --           --            90,129      192,826
   Repurchased .........................      (3,717,772) (16,087,593)        (193,944)     (25,010)       (2,818,897)  (2,527,919)
                                            ------------  -----------      -----------  -----------       -----------  -----------
   Net increase in shares outstanding ..    $ 11,467,856  $10,550,080      $   205,556  $ 7,533,890       $ 4,362,974  $ 6,294,105
                                            ============  ===========      ===========  ===========       ===========  ===========

SHARE ACTIVITY
Retail A Shares:
   Sold ................................         303,223      367,769           81,969       79,151           461,916    1,490,812
   Issued to shareholders in
     reinvestment of dividends .........          54,793       90,143              893          463            63,910      117,233
   Repurchased .........................        (314,119)    (568,242)         (13,895)          --          (606,613)    (856,236)
                                            ------------  -----------      -----------  -----------       -----------  -----------
   Net increase (decrease) in
     shares outstanding ................          43,897     (110,330)          68,967       79,614           (80,787)     751,809
                                            ============  ===========      ===========  ===========       ===========  ===========

Retail B Shares:
   Sold ................................          96,343      127,743              N/A          N/A               N/A          N/A
   Issued to shareholders in
     reinvestment of dividends .........           6,219        5,196              N/A          N/A               N/A          N/A
   Repurchased .........................         (26,690)     (45,412)             N/A          N/A               N/A          N/A
                                            ------------  -----------      -----------  -----------       -----------  -----------
   Net increase in shares outstanding ..          75,872       87,527              N/A          N/A               N/A          N/A
                                            ============  ===========      ===========  ===========       ===========  ===========

Trust Shares:
   Sold ................................       1,152,383    2,106,905           39,137      754,850           621,053      771,140
   Issued to shareholders in
     reinvestment of dividends .........         207,377      279,668               --           --             7,895       17,092
   Repurchased .........................        (333,953)  (1,428,414)         (19,018)      (2,486)         (247,377)    (229,638)
                                            ------------  -----------      -----------  -----------       -----------  -----------
   Net increase in shares outstanding ..       1,025,807      958,159           20,119      752,364           381,571      558,594
                                            ============  ===========      ===========  ===========       ===========  ===========

-----------------------------------------------------------
*    The New Jersey Municipal Bond Fund commenced operations on April 3, 1998.
(1) As of April 30, 1999, the Rhode Island Municipal Bond Fund had not issued Trust Shares.

                       See Notes to Financial Statements.

                                                 Connecticut Municipal      Massachusetts Municipal        Rhode Island Municipal
                                                       Bond Fund                   Bond Fund                    Bond Fund(1)
                                            -----------------------------  -------------------------      ------------------------
                                             Six months      Year           Six months     Year           Six months      Year
                                           ended April 30,   ended        ended April 30,  ended        ended April 30,   ended
                                                1999      October 31,          1999      October 31,         1999      October 31,
                                             (unaudited)     1998           (unaudited)     1998          (unaudited)     1998
                                            -----------   -----------      -----------  ------------      -----------  -----------
DOLLAR AMOUNTS
Retail A Shares:
   Sold ................................    $  3,773,471  $ 7,407,851      $ 4,865,241  $ 19,663,945      $ 5,996,854  $ 8,016,637
   Issued to shareholders in
     reinvestment of dividends .........         373,283      732,578          738,671     1,310,122          272,230      417,557
   Repurchased .........................      (3,308,421)  (7,427,287)      (4,527,870)  (11,175,520)      (2,990,158)  (5,800,084)
                                            ------------  -----------      -----------  ------------      -----------  -----------
   Net increase (decrease) in
     shares outstanding ................    $    838,333  $   713,142      $ 1,076,042  $  9,798,547      $ 3,278,926  $ 2,634,110
                                            ============  ===========      ===========  ============      ===========  ===========

Retail B Shares:
   Sold ................................             N/A          N/A              N/A           N/A              N/A          N/A
   Issued to shareholders in
     reinvestment of dividends .........             N/A          N/A              N/A           N/A              N/A          N/A
   Repurchased .........................             N/A          N/A              N/A           N/A              N/A          N/A
                                            ------------  -----------      -----------  ------------      -----------  -----------
   Net increase in shares outstanding ..             N/A          N/A              N/A           N/A              N/A          N/A
                                            ============  ===========      ===========  ============      ===========  ===========

Trust Shares:
   Sold ................................    $  4,071,734  $13,217,871      $ 7,725,821  $ 12,225,250      $        --  $        --
   Issued to shareholders in
     reinvestment of dividends .........           1,500        3,553           19,582           587               --           --
   Repurchased .........................      (2,011,730)  (9,566,698)      (1,846,221)   (3,320,346)              --           --
                                            ------------  -----------      -----------  ------------      -----------  -----------
   Net increase in shares outstanding ..    $  2,061,504  $ 3,654,726      $ 5,899,182  $  8,905,491      $        --  $        --
                                            ============  ===========      ===========  ============      ===========  ===========

SHARE ACTIVITY
Retail A Shares:
   Sold ................................         347,103      697,310          461,260     1,892,528          538,835      725,416
   Issued to shareholders in
     reinvestment of dividends .........          37,441       64,175           70,009       126,721           24,446       37,745
   Repurchased .........................        (307,078)    (694,286)        (429,505)   (1,072,707)        (267,980)    (526,601)
                                            ------------  -----------      -----------  ------------      -----------  -----------
   Net increase (decrease) in
     shares outstanding ................          77,466       67,199          101,764       946,542          295,301      236,560
                                            ============  ===========      ===========  ============      ===========  ===========

Retail B Shares:
   Sold ................................             N/A          N/A              N/A           N/A              N/A          N/A
   Issued to shareholders in
     reinvestment of dividends .........             N/A          N/A              N/A           N/A              N/A          N/A
   Repurchased .........................             N/A          N/A              N/A           N/A              N/A          N/A
                                            ------------  -----------      -----------  ------------      -----------  -----------
   Repurchased .........................             N/A          N/A              N/A           N/A              N/A          N/A
                                            ============  ===========      ===========  ============      ===========  ===========

Trust Shares:
   Sold ................................         377,123    1,242,161          732,236     1,174,113               --           --
   Issued to shareholders in
     reinvestment of dividends .........             139          308            1,857            57               --           --
   Repurchased .........................        (186,577)    (898,692)        (174,378)     (318,922)              --           --
                                            ------------  -----------      -----------  ------------      -----------  -----------
   Net increase in shares outstanding ..         190,685      343,777          559,715       855,248               --           --
                                            ============  ===========      ===========  ============      ===========  ===========

Tax-Exempt Bond Fund

Financial Highlights
For a Share outstanding throughout each period.

Retail A Shares

                                            Six months ended                       Years ended October 31,
                                             April 30, 1999 -------------------------------------------------------------------
                                              (unaudited)       1998          1997          1996         1995           1994
                                              -----------   -----------   -----------   -----------   -----------   -----------
Net Asset Value, Beginning of Period .......  $     11.30   $     11.06   $     10.78   $     10.78   $      9.99   $     11.12
                                              -----------   -----------   -----------   -----------   -----------   -----------
Income from Investment Operations:
Net investment income (A) ..................         0.23          0.48          0.50          0.50          0.52          0.53
Net realized and unrealized gain (loss)
  on investments ...........................        (0.08)         0.34          0.29            --          0.79         (1.04)
                                              -----------   -----------   -----------   -----------   -----------   -----------
Total from Investment Operations ...........         0.15          0.82          0.79          0.50          1.31         (0.51)
                                              -----------   -----------   -----------   -----------   -----------   -----------

Less Dividends:
Dividends from net investment income .......        (0.23)        (0.49)        (0.50         (0.50)        (0.52)        (0.53)
Dividends from net realized capital gains ..        (0.14)        (0.09)        (0.01)           --            --            --
Dividends in excess of net realized
  capital gains                                        --            --            --            --            --         (0.09)
                                              -----------   -----------   -----------   -----------   -----------   -----------
Total Dividends ............................        (0.37)        (0.58)        (0.51         (0.50)        (0.52)        (0.62)
                                              -----------   -----------   -----------   -----------   -----------   -----------
Net increase (decrease) in net asset value .        (0.22)         0.24          0.28            --          0.79         (1.13)
                                              -----------   -----------   -----------   -----------   -----------   -----------
Net Asset Value, End of Period .............  $     11.08   $     11.30   $     11.06   $     10.78   $     10.78   $      9.99
                                              ===========   ===========   ===========   ===========   ===========   ===========

Total Return(2) ............................         1.31%**       7.60%         7.49%         4.77%        13.40%        (4.75)%

Ratios/Supplemental Data:
Net Assets, End of Period (000's) ..........  $    24,765   $    24,764   $    25,465   $    28,339   $    31,609   $    35,911
Ratios to average net assets:
Net investment income including
reimbursement/waiver .......................         4.16%*        4.32%         4.60%         4.68%         4.99%         5.01%
Operating expenses including
reimbursement/waiver .......................         0.94%*        0.94%         0.95%         0.93%         0.91%         0.80%
Operating expenses excluding
reimbursement/waiver .......................         1.14%*        1.15%         1.18%         1.18%         1.24%         1.03%
Portfolio Turnover Rate ....................           14%**         59%           78%           15%           11%           17%

----------------------------------------------------
   * Annualized

  ** Not Annualized

 (1) The Fund began offering Retail B Shares on March 4, 1996.

 (2) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.

 (A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the six months ended April 30, 1999 (unaudited) and the years ended October 31, 1998, 1997, 1996, 1995 and 1994 were $0.22, $0.46, $0.47, $0.48, $0.48 and
     $0.50, respectively. Net investment income per share before reimbursement/ waiver of fees by the Investment Advisor and/or Administrator for Trust Shares for the six months ended April 30, 1999 (unaudited) and the years ended October 31, 1998, 1997, 1996, 1995 and 1994 were $0.23,
     $0.48, $0.51, $0.51, $0.51 and $0.50, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail B Shares for the six months ended April 30, 1999 (unaudited), the years ended October 31, 1998 and 1997 and the period ended October 31, 1996 were $0.19, $0.40, $0.40 and $0.25, respectively.

                       See Notes to Financial Statements.

                                            Trust Shares
                                                                                    Years ended
                                            Six months ended                        October 31,
                                            April 30, 1999  -------------------------------------------------------------------
                                               (unaudited)     1998          1997          1996          1995          1994
                                              -----------   ----------    ----------    -----------   -----------   -----------
Net Asset Value, Beginning of Period .......  $     11.30   $     11.06   $     10.78   $     10.78   $      9.99   $     11.12
                                              -----------   -----------   -----------   -----------   -----------   -----------
Income from Investment Operations:
Net investment income (A) ..................         0.24          0.50          0.53          0.53          0.54          0.53
Net realized and unrealized gain (loss)
  on investments ...........................        (0.08)         0.34          0.29            --          0.79         (1.04)
                                              -----------   -----------   -----------   -----------   -----------   -----------
Total from Investment Operations ...........         0.16          0.84          0.82          0.53          1.33         (0.51)
                                              -----------   -----------   -----------   -----------   -----------   -----------

Less Dividends:
Dividends from net investment income .......        (0.24)        (0.51)        (0.53)        (0.53)        (0.54)        (0.53)
Dividends from net realized capital gains ..        (0.14)        (0.09)        (0.01)           --            --            --
Dividends in excess of net realized
  capital gains                                        --            --            --            --            --         (0.09)
                                              -----------   -----------   -----------   -----------   -----------   -----------
Total Dividends ............................        (0.38)        (0.60)        (0.54)        (0.53)        (0.54)        (0.62)
                                              -----------   -----------   -----------   -----------   -----------   -----------
Net increase (decrease) in net asset value .        (0.22)         0.24          0.28            --          0.79         (1.13)
                                              -----------   -----------   -----------   -----------   -----------   -----------
Net Asset Value, End of Period .............  $     11.08   $     11.30   $     11.06   $     10.78   $     10.78   $      9.99
                                              ===========   ===========   ===========   ===========   ===========   ===========

Total Return(2) ............................         1.43%**       7.85%         7.75%         5.03%        13.62%        (4.75)%

Ratios/Supplemental Data:
Net Assets, End of Period (000's) ..........  $   144,361   $   135,664   $   122,218   $   103,163   $    91,740   $    91,647
Ratios to average net assets:
Net investment income including
reimbursement/waiver .......................         4.39%*        4.55%         4.85%         4.91%         5.18%         5.01%
Operating expenses including
reimbursement/waiver .......................         0.71%*        0.71%         0.70%         0.70%         0.72%         0.78%
Operating expenses excluding
reimbursement/waiver .......................         0.91%*        0.92%         0.96%         0.95%         0.97%         1.00%
Portfolio Turnover Rate ....................           14%**         59%           78%           15%          11%            17%

                                              Retail B Shares
                                                                    Years ended
                                              Six months ended      October 31,     Period ended
                                               April 30, 1999 --------------------   October 31,
                                                (unaudited)     1998        1997      1996(1)
                                              ----------    ----------  ----------  ----------
Net Asset Value, Beginning of Period .......  $    11.30    $    11.06  $    10.78  $    10.94
                                              ----------    ----------  ----------  ----------
Income from Investment Operations:
Net investment income (A) ..................        0.20          0.42        0.43        0.27
Net realized and unrealized gain (loss)
  on investments ...........................       (0.08)         0.33        0.29       (0.16)
                                              ----------    ----------  ----------  ----------
Total from Investment Operations ...........        0.12          0.75        0.72        0.11
                                              ----------    ----------  ----------  ----------

Less Dividends:
Dividends from net investment income .......       (0.20)        (0.42)     (0.43)       .27)
Dividends from net realized capital gains ..       (0.14)        (0.09)     (0.01)         --
Dividends in excess of net realized
  capital gains                                       --            --         --          --
                                              ----------    ----------  ----------  ----------
Total Dividends ............................       (0.34)        (0.51)      (0.44)      (0.27)
                                              ----------    ----------  ----------  ----------
Net increase (decrease) in net asset value .       (0.22)         0.24        0.28       (0.16)
                                              ----------    ----------  ----------  ----------
Net Asset Value, End of Period .............  $    11.08    $    11.30  $    11.06  $    10.78
                                              ==========    ==========  ==========  ==========

Total Return(2) ............................        1.00%**       6.95%       6.83%       1.08%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's) ..........  $    3,502    $    2,715  $    1,690  $      787
Ratios to average net assets:
Net investment income including
reimbursement/waiver .......................        3.55%*        3.71%       3.95%       4.08%*
Operating expenses including
reimbursement/waiver .......................        1.55%*        1.55%       1.60%       1.57%*
Operating expenses excluding
reimbursement/waiver .......................        1.75%*        1.76%       1.83%       1.77%*
Portfolio Turnover Rate ....................          14%**         59%         78%         15%

New Jersey Municipal Bond Fund

Financial Highlights
For a Share outstanding throughout each period.

Retail A Shares

                                                        Six months ended          Period ended
                                                         April 30, 1999            October 31,
                                                           (unaudited)               1998(1)
                                                        ----------------          ------------
Net Asset Value, Beginning of Period ....................   $    10.24             $    10.00
                                                            ----------             ----------
Income from Investment Operations:
   Net investment income (A) ............................         0.18                   0.20
   Net realized and unrealized gain (loss) on investments        (0.09)                  0.24
                                                            ----------             ----------
       Total from Investment Operations .................         0.09                   0.44
                                                            ----------             ----------
Less Dividends:
   Dividends from net investment income .................        (0.18)                 (0.20)
                                                            ----------             ----------
     Total Dividends ....................................        (0.18)                 (0.20)
                                                            ----------             ----------
Net increase (decrease) in net asset value ..............        (0.09)                  0.24
                                                            ----------             ----------
Net Asset Value, End of Period ..........................   $    10.15             $    10.24
                                                            ==========             ==========

Total Return(2) .........................................         0.85%**                4.34%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's) .......................   $    1,509             $      815
Ratios to average net assets:
   Net investment income including reimbursement/waiver .         3.49%*                 3.62%*
   Operating expenses including reimbursement/waiver ....         1.13%*                 1.09%*
   Operating expenses excluding reimbursement/waiver ....         2.60%*                 3.65%*
Portfolio Turnover Rate .................................           11%**                  53%**

--------------------------------------------------------------------------------
*    Annualized.

**   Not Annualized.

(1)  The Fund commenced operations on April 3, 1998.

(2) Calculation does not include the effect of any sales charge for Retail A Shares.

(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the six months ended April 30, 1999 (unaudited) and the period ended October 31, 1998 were $0.11 and $0.06, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust Shares for the six months ended April 30, 1999 (unaudited) and the period ended October 31, 1998 were $0.14 and $0.15, respectively.

                       See Notes to Financial Statements.

 Trust Shares

                                                          Six months ended        Period ended
                                                           April 30, 1999          October 31,
                                                             (unaudited)             1998(1)
                                                         ------------------    ---------------
Net Asset Value, Beginning of Period ....................   $     10.24         $       10.00
                                                            -----------         -------------
Income from Investment Operations:
   Net investment income (A) ............................          0.19                  0.21
   Net realized and unrealized gain (loss) on investments         (0.09)                 0.24
                                                            -----------         -------------
       Total from Investment Operations .................          0.10                  0.45
                                                            -----------         -------------
Less Dividends:
   Dividends from net investment income .................         (0.19)                (0.21)
                                                            -----------         -------------
     Total Dividends ....................................         (0.19)                (0.21)
                                                            -----------         -------------
Net increase (decrease) in net asset value ..............         (0.09)                 0.24
                                                            -----------         -------------
Net Asset Value, End of Period ..........................   $     10.15         $       10.24
                                                            ===========         =============

Total Return(2) .........................................          0.96%**               4.48%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's) .......................   $     7,843         $       7,701
Ratios to average net assets:
   Net investment income including reimbursement/waiver .          3.70%*                3.79%*
   Operating expenses including reimbursement/waiver ....          0.92%*                0.92%*
   Operating expenses excluding reimbursement/waiver ....          1.98%*                2.07%*
Portfolio Turnover Rate .................................            11%**                 53%**

New York Municipal Bond Fund

Financial Highlights
For a Share outstanding throughout each period.

Retail A Shares

                                            Six months ended                       Years ended October 31,
                                             April 30, 1999   -------------------------------------------------------------
                                               (unaudited)       1998         1997         1996         1995         1994
                                              ------------    ----------   ---------    ---------    ---------     --------
Net Asset Value, Beginning of Period......     $     11.44    $    11.09   $   10.75    $   10.78    $    9.89     $  11.04
                                               -----------    ----------   ---------    ---------    ---------     --------
Income from Investment Operations:
   Net investment income (A)..............            0.23          0.48        0.49         0.48         0.49         0.49
   Net realized and unrealized gain (loss)
     on investments.......................           (0.10)         0.35        0.34        (0.03)        0.89        (1.15)
                                               -----------    ----------   ---------    ---------    ---------     --------
       Total from Investment Operations...            0.13          0.83        0.83         0.45         1.38        (0.66)
                                               -----------    ----------   ---------    ---------    ---------     --------
Less Dividends:
   Dividends from net investment income...           (0.23)        (0.48)      (0.49)       (0.48)       (0.49)       (0.49)
                                               -----------    ----------   ---------    ---------    ---------     --------
     Total Dividends......................           (0.23)        (0.48)      (0.49)       (0.48)       (0.49)       (0.49)
                                               -----------    ----------   ---------    ---------    ---------     --------
Net increase (decrease) in net asset value           (0.10)       0.35         0.34         (0.03)        0.89        (1.15)
                                               -----------    ----------   ---------    ---------    ---------     --------
Net Asset Value, End of Period............     $     11.34    $    11.44   $   11.09    $   10.75    $   10.78     $   9.89
                                               ===========    ==========   =========    =========    =========     ========

Total Return(1)...........................            1.12%**       7.65%       7.93%        4.31%       14.03%       (6.14)%

Ratios/Supplemental Data:
Net Assets, End of Period (000's).........     $    46,892    $   48,218   $  38,434    $  40,154    $  42,870     $  42,451
Ratios to average net assets:
   Net investment income including
     reimbursement/waiver.................            4.02%*        4.27%       4.52%        4.50%        4.73%        4.64%
   Operating expenses including
     reimbursement/waiver.................            0.96%*        0.87%       0.94%        0.95%        0.92%        0.87%
   Operating expenses excluding
     reimbursement/waiver.................            1.17%*        1.20%       1.26%        1.35%        1.31%        1.10%
Portfolio Turnover Rate...................               9%**         27%         61%          12%           5%          18%

--------------------------------------------------------------------------------
*    Annualized.

**   Not Annualized.

(1) Calculation does not include the effect of any sales charge for Retail A Shares.

(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the six months ended April 30, 1999 (unaudited) and the years ended October 31, 1998, 1997, 1996, 1995 and 1994 were $0.22, $0.45, $0.45, $0.44, $0.44 and
     $0.46, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust Shares for the six months ended April 30, 1999 (unaudited) and the years ended October 31, 1998, 1997, 1996, 1995 and 1994 were $0.22,
     $0.47, $0.49, $0.47, $0.48 and $0.47, respectively.

                       See Notes to Financial Statements.

Trust Shares

                                                                                          Years ended
                                             Six months ended                             October 31,
                                              April 30, 1999    ---------------------------------------------------------------
                                               (unaudited)        1998         1997         1996         1995          1994
                                               -----------      --------     --------     --------      -------      ---------
Net Asset Value, Beginning of Period......     $  11.44         $  11.09     $  10.75     $  10.78      $  9.89      $   11.04
                                               --------         --------     --------     --------      -------      ---------
Income from Investment Operations:
   Net investment income (A)..............         0.24             0.50         0.52         0.51         0.51           0.49
   Net realized and unrealized gain (loss)
     on investments.......................        (0.10)            0.35         0.34        (0.03)        0.89          (1.15)
                                               --------         --------     --------     --------      -------      ---------
       Total from Investment Operations...         0.14             0.85         0.86         0.48         1.40          (0.66)
                                               --------         --------     --------     --------      -------      ---------
Less Dividends:
   Dividends from net investment income...        (0.24)           (0.50)       (0.52)       (0.51)       (0.51)         (0.49)
                                               --------         --------     --------     --------      -------      ---------
     Total Dividends......................        (0.24)           (0.50)       (0.52)       (0.51)       (0.51)         (0.49)
                                               --------         --------     --------     --------      -------      ---------
Net increase (decrease) in net asset value        (0.10)            0.35         0.34        (0.03)        0.89          (1.15)
                                               --------         --------     --------     --------      -------      ---------
Net Asset Value, End of Period............     $  11.34         $  11.44     $  11.09     $  10.75      $ 10.78      $    9.89
                                               ========         ========     ========     ========      =======      =========

Total Return(1)...........................         1.22%**          7.82%        8.17%        4.55%       14.23%         (6.14)%

Ratios/Supplemental Data:
Net Assets, End of Period (000's).........     $ 38,831         $ 34,801     $ 27,562     $ 23,762      $23,077      $  24,209
Ratios to average net assets:
   Net investment income including
     reimbursement/waiver.................         4.21%*           4.42%        4.75%        4.75%        4.91%          4.64%
   Operating expenses including
     reimbursement/waiver.................         0.77%*           0.72%        0.71%        0.70%        0.74%          0.87%
   Operating expenses excluding
     reimbursement/waiver.................         0.97%*           0.99%        1.02%        1.10%        1.07%          1.08%
Portfolio Turnover Rate...................            9%**            27%          61%          12%           5%            18%

Connecticut Municipal Bond Fund

Financial Highlights
For a Share outstanding throughout each period.

Retail A Shares

                                            Six months ended                       Years ended October 31,
                                             April 30, 1999     --------------------------------------------------------------
                                               (unaudited)       1998            1997         1996         1995         1994
                                              ------------      -------        --------     --------     --------      -------
Net Asset Value, Beginning of Period......     $  10.82         $ 10.47        $  10.14     $  10.13     $   9.22      $ 10.32
                                               --------         -------        --------     --------     --------      -------
 Income from Investment Operations:
   Net investment income (A)..............         0.21            0.43            0.45         0.42         0.44         0.46
   Net realized and unrealized gain (loss)
     on investments.......................        (0.10)           0.35            0.33         0.01         0.91        (1.10)
                                               --------         -------        --------     --------     --------      -------
       Total from Investment Operations...         0.11            0.78            0.78         0.43         1.35        (0.64)
                                               --------         -------        --------     --------     --------      -------
Less Dividends:
   Dividends from net investment income...        (0.21)          (0.43)          (0.45)       (0.42)       (0.44)       (0.46)
                                               --------         -------        --------     --------     --------      -------
     Total Dividends......................        (0.21)          (0.43)          (0.45)       (0.42)       (0.44)       (0.46)
                                               --------         -------        --------     --------     --------      -------
Net increase (decrease) in net asset value        (0.10)           0.35            0.33         0.01         0.91        (1.10)
                                               --------         -------        --------     --------     --------      -------
Net Asset Value, End of Period............     $  10.72         $ 10.82        $  10.47     $  10.14     $  10.13      $  9.22
                                               ========         =======        ========     ========     ========      =======

Total Return (1)..........................         1.06%**        7.58%            7.86%        4.32%       14.94%       (6.39)%

Ratios/Supplemental Data:
Net Assets, End of Period (000's).........     $ 25,472         $24,856        $ 23,355     $ 23,244     $ 18,066      $18,229
Ratios to average net assets:
   Net investment income including
     reimbursement/waiver.................         3.99%*          4.02%           4.30%        4.13%        4.53%        4.66%
   Operating expenses including
     reimbursement/waiver.................         0.87%*          0.88%           0.70%        0.70%        0.68%        0.25%
   Operating expenses excluding
     reimbursement/waiver.................         1.27%*          1.31%           1.31%        1.38%        1.48%        1.42%
Portfolio Turnover Rate...................           13%**           46%             42%           3%           7%           4%

--------------------------------------------------------------------------------
 *   Annualized.

**   Not Annualized.

(1) Calculation does not include the effect of any sales charge for Retail A Shares.

(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the six months ended April 30, 1999 (unaudited) and the years ended October 31, 1998, 1997, 1996, 1995 and 1994 were $0.19, $0.38, $0.38, $0.35, $0.37 and
     $0.34, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust Shares for the six months ended April 30, 1999 (unaudited) and the years ended October 31, 1998, 1997, 1996, 1995 and 1994 were $0.21,
     $0.40, $0.41, $0.37, $0.38 and $0.35, respectively.

                       See Notes to Financial Statements.

Trust Shares

                                                                                      Years ended
                                           Six months ended                           October 31,
                                            April 30, 1999  --------------------------------------------------------------
                                              (unaudited)     1998         1997         1996           1995         1994
                                              -----------   --------     --------     --------       -------      --------
Net Asset Value, Beginning of Period......     $ 10.82      $  10.47     $  10.14     $  10.13       $  9.22      $  10.32
                                               -------      --------     --------     --------       -------      --------
 Income from Investment Operations:
   Net investment income (A)..............        0.23          0.45         0.47         0.44          0.46          0.46
   Net realized and unrealized gain (loss)
     on investments.......................       (0.10)         0.35         0.33         0.01          0.91         (1.10)
                                               -------      --------     --------     --------       -------      --------
       Total from Investment Operations...        0.13          0.80         0.80         0.45          1.37         (0.64)
                                               -------      --------     --------     --------       -------      --------
Less Dividends:
   Dividends from net investment income...       (0.23)        (0.45)       (0.47)       (0.44)        (0.46)       (0.46)
                                               -------      --------     --------     --------       -------      --------
     Total Dividends......................       (0.23)        (0.45)       (0.47)       (0.44)        (0.46)       (0.46)
                                               -------      --------     --------     --------       -------      --------
Net increase (decrease) in net asset value       (0.10)         0.35         0.33         0.01          0.91         (1.10)
                                               -------      --------     --------     --------       -------      --------
Net Asset Value, End of Period............     $ 10.72      $  10.82     $  10.47     $  10.14       $ 10.13      $   9.22
                                               =======      ========     ========     ========       =======      ========

Total Return (1)..........................        1.16%**       7.81%        8.06%        4.54%        15.21%        (6.37)%

Ratios/Supplemental Data:
Net Assets, End of Period (000's).........     $15,838      $ 13,913     $  9,866     $  6,348       $ 4,083      $  4,419
Ratios to average net assets:
   Net investment income including
     reimbursement/waiver.................        4.21%*        4.24%        4.51%        4.34%         4.76%         4.66%
   Operating expenses including
     reimbursement/waiver.................        0.66%*        0.67%        0.49%        0.49%         0.45%         0.23%
   Operating expenses excluding
     reimbursement/waiver.................        1.06%*        1.10%        1.10%        1.17%         1.24%         1.41%
Portfolio Turnover Rate...................          13%**         46%          42%           3%            7%            4%

Massachusetts Municipal Bond Fund

Financial Highlights
For a Share outstanding throughout each period.

Retail A Shares

                                            Six months ended                       Years ended October 31,
                                             April 30, 1999    -------------------------------------------------------------
                                               (unaudited)       1998         1997         1996         1995         1994
                                              ------------     -------      -------      -------      --------      --------
Net Asset Value, Beginning of Period......   $    10.53        $ 10.25      $  9.94      $  9.98      $   9.12      $  10.24
                                             ----------        -------      -------      -------      --------      --------
 Income from Investment Operations:
   Net investment income (A)..............         0.22           0.46         0.45         0.43          0.44          0.47
   Net realized and unrealized gain (loss)
     on investments.......................        (0.05)          0.27         0.32        (0.04)         0.86         (1.12)
                                             ----------        -------      -------      -------      --------      --------
       Total from Investment Operations...         0.17           0.73         0.77         0.39          1.30         (0.65)
                                             ----------        -------      -------      -------      --------      --------
Less Dividends:
   Dividends from net investment income...        (0.22)         (0.45)       (0.46)       (0.43)        (0.44)        (0.47)
                                             ----------        -------      -------      -------      --------      --------
     Total Dividends......................        (0.22)         (0.45)       (0.46)       (0.43)        (0.44)        (0.47)
                                             ----------        -------      -------      -------      --------      --------
Net increase (decrease) in net asset value        (0.05)          0.28         0.31        (0.04)         0.86         (1.12)
                                             ----------        -------      -------      -------      --------      --------
Net Asset Value, End of Period............   $    10.48        $ 10.53      $ 10.25      $  9.94      $   9.98      $   9.12
                                             ==========        =======      =======      =======      ========      ========

Total Return(1)...........................         1.58%**        7.22%        7.92%        4.05%        14.52%        (6.46)%

Ratios/Supplemental Data:
Net Assets, End of Period (000's).........      $45,049        $44,189      $33,318      $26,275      $ 16,113      $ 15,966
Ratios to average net assets:
   Net investment income including
     reimbursement/waiver.................         4.12%*         4.30%        4.38%        4.42%         4.56%         4.89%
   Operating expenses including
     reimbursement/waiver.................         0.79%*         0.78%        0.63%        0.66%         0.70%         0.33%
   Operating expenses excluding
     reimbursement/waiver.................         1.19%*         1.21%        1.20%        1.32%         1.58%         1.43%
Portfolio Turnover Rate...................           17%**          44%          48%          16%           19%           11%

--------------------------------------------------------------------------------
*    Annualized.

**   Not Annualized.

(1) Calculation does not include the effect of any sales charge for Retail A Shares.

(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the six months ended April 30, 1999 (unaudited) and the years ended October 31, 1998, 1997, 1996, 1995 and 1994 were $0.20, $0.41, $0.39, $0.37, $0.36 and
     $0.37, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust Shares for the six months ended April 30, 1999 (unaudited) and the years ended October 31, 1998, 1997, 1996, 1995 and 1994 were $0.21,
     $0.42, $0.40, $0.40, $0.38 and $0.38, respectively.

                       See Notes to Financial Statements.

Trust Shares

                                                                                     Years ended
                                          Six months ended                           October 31,
                                           April 30, 1999   -------------------------------------------------------
                                             (unaudited)      1998         1997       1996        1995       1994
                                             -----------    --------     -------     -------    -------    --------
Net Asset Value, Beginning of Period......    $ 10.53       $  10.25     $  9.94     $  9.98    $  9.12    $  10.24
                                              -------       --------     -------     -------    -------    --------
 Income from Investment Operations:
   Net investment income (A)..............       0.25           0.47        0.46        0.46       0.45        0.48
   Net realized and unrealized gain (loss)
     on investments.......................      (0.05)          0.27        0.32       (0.04)      0.86       (1.12)
                                              -------       --------     -------     -------    -------    --------
       Total from Investment Operations...       0.20           0.74        0.78        0.42       1.31       (0.64)
                                              -------       --------     -------     -------    -------    --------
Less Dividends:
   Dividends from net investment income...      (0.25)         (0.46)      (0.47)      (0.46)     (0.45)      (0.48)
                                              -------       --------     -------     -------    -------    --------
     Total Dividends......................      (0.25)         (0.46)      (0.47)      (0.46)     (0.45)      (0.48)
                                              -------       --------     -------     -------    -------    --------
Net increase (decrease) in net asset value      (0.05)          0.28        0.31       (0.04)      0.86       (1.12)
                                              -------       --------     -------     -------    -------    --------
Net Asset Value, End of Period............    $ 10.48       $  10.53     $ 10.25     $  9.94    $  9.98    $   9.12
                                              =======       ========     =======     =======    =======    ========

Total Return(1)...........................       1.67%**        7.42%       8.06%       4.27%      14.72%     (6.46)%

Ratios/Supplemental Data:
Net Assets, End of Period (000's).........    $29,127       $ 23,371     $13,986     $11,047    $ 7,607    $  5,617
Ratios to average net assets:
   Net investment income including
     reimbursement/waiver.................       4.31%*         4.49%       4.57%       4.60%      4.73%       4.89%
   Operating expenses including
     reimbursement/waiver.................       0.60%*         0.60%       0.44%       0.48%      0.52%       0.33%
   Operating expenses excluding
     reimbursement/waiver.................       1.00%*         1.03%       1.01%       1.14%      1.31%       1.41%
Portfolio Turnover Rate...................         17%**          44%         48%         16%        19%         11%

Rhode Island Municipal Bond Fund

Financial Highlights
For a Share outstanding throughout each period.

Retail A Shares

                                                Six months ended           Years ended October 31,         Period ended
                                                 April 30, 1999  --------------------------------------     October 31,
                                                   (unaudited)      1998           1997          1996        1995(1)
                                                   -----------   --------        --------      --------     -----------
Net Asset Value, Beginning of Period...........    $ 11.18       $  10.91        $  10.65      $  10.67        $ 10.00
                                                   -------       --------        --------      --------        -------
Income from Investment Operations:
   Net investment income (A)...................       0.24           0.50            0.48          0.51           0.44
   Net realized and unrealized gain (loss)
     on investments............................      (0.07)          0.29            0.32          0.03           0.67
                                                   -------       --------        --------      --------        -------
     Total from Investment Operations..........       0.17           0.79            0.80          0.54           1.11
                                                   -------       --------        --------      --------        -------
Less Dividends:
   Dividends from net investment income........      (0.24)         (0.50)          (0.50)        (0.51)         (0.44)
   Dividends from net realized capital gains...      (0.05)         (0.02)          (0.04)        (0.05)            --
                                                   -------       --------        --------      --------        -------
      Total Dividends..........................      (0.29)         (0.52)          (0.54)        (0.56)         (0.44)
                                                   -------       --------        --------      --------        -------
Net increase (decrease) in net asset value.....      (0.12)          0.27            0.26         (0.02)          0.67
                                                   -------       --------        --------      --------        -------
Net Asset Value, End of Period.................    $ 11.06       $  11.18        $  10.91      $  10.65        $ 10.67
                                                   =======       ========        ========      ========        =======

Total Return(2)................................       1.50%**        7.35%           7.78%         5.22%         11.29%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's)..............    $23,265       $ 20,210        $ 17,134      $ 14,900        $10,850
Ratios to average net assets:
   Net investment income including
     reimbursement/waiver......................       4.33%*         4.52%          4.50%          4.78%          5.13%*
   Operating expenses including
     reimbursement/waiver                             0.79%*         0.81%           0.83%         0.77%          0.40%*
   Operating expenses excluding
     reimbursement/waiver                             1.19%*         1.23%           1.34%         1.34%          2.25%*
Portfolio Turnover Rate........................         18%**          41%             19%           13%            34%**

--------------------------------------------------------------------------------
  *  Annualized

 **  Not Annualized

(1)  The Fund commenced operations on December 20, 1994.

(2) Calculation does not include the effect of any sales charge for Retail A Shares.

(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the six months ended April 30, 1999, (unaudited), the years ended October 31, 1998, 1997 and 1996 and the period ended October 31, 1995 were $0.21, $0.45, $0.43, $0.45 and $0.28, respectively.

                       See Notes to Financial Statements.

Notes to Financial Statements (unaudited)

1.   Organization

  The Galaxy Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of the date of this report, the Trust offered twenty-nine managed investment portfolios. The accompanying financial statements and financial highlights are those of the Tax-Exempt Bond, New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds (individually, a "Fund", collectively, the "Funds") only.

  Each Fund is authorized to issue two series of shares (Trust Shares and Retail A Shares), except for the Tax-Exempt Bond Fund, which is authorized to issue five series of shares (Trust Shares, Retail A Shares, Retail B Shares, A Prime Shares and B Prime Shares). As of April 30, 1999, the Rhode Island Municipal Bond Fund has offered only Retail A Shares and the Tax-Exempt Bond Fund has offered only Trust Shares, Retail A Shares and Retail B Shares. Trust Shares, Retail A Shares, Retail B Shares, A Prime Shares and B Prime Shares are substantially the same except that (i) Retail A Shares are subject to a maximum 3.75% front-end sales charge, (ii) A Prime Shares are subject to a maximum 4.75% front-end sales charge, (iii) Retail B Shares and B Prime Shares are subject to a maximum 5.00% contingent deferred sales charge, and (iv) each series of shares bears the following series specific expenses: distribution fees and/or shareholder servicing fees and transfer agency charges. Six years after purchase, Retail B Shares will convert automatically to Retail A Shares and eight years after purchase, B Prime Shares will convert automatically to A Prime Shares.

2.   Significant Accounting Policies

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Funds in the preparation of their financial statements.

  Portfolio Valuation: Investment securities are valued by an independent pricing service approved by the Trust's Board of Trustees. When, in the judgment of the service, quoted bid prices are readily available and are representative of the bid side of the market, investments are valued at the mean between quoted bid prices and asked prices. Other investments are carried at fair value as determined by the service based on methods which include consideration of yields or prices of bonds of comparable quality, coupon maturity and type; indications as to values from dealers; and general market conditions. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates fair value. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

  Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest and dividend income is recorded on the accrual basis. Investment income and realized and unrealized gains and losses are allocated to the separate series of a Fund based upon the relative net assets of each series.

  Dividends to Shareholders: Dividends from net investment income are determined separately for each series and are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

  Income dividends and capital gain dividends are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

  Federal Income Taxes: The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code. By so qualifying, each Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending October 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is recorded.

  Expenses: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one fund of the Trust are allocated among the respective funds.

  In addition, expenses of a Fund not directly attributable to the operations of a particular series of shares of the Fund are allocated to the separate series based upon the relative net assets of

Notes to Financial Statements

each series. Operating expenses directly attributable to a series of shares of a Fund are charged to the operations of that series.

  Organization Costs: Each Fund bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its initial shares for distribution under federal and state securities laws. All such costs are amortized using the straight-line method over a period of five years beginning with the commencement of each Fund's operations. In the event that any of the initial shares purchased by a Fund's sponsor are redeemed during such period by any holder thereof, the Fund involved will be reimbursed by such holder for any unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

  When-Issued Securities: Each Fund may purchase and sell securities, such as municipal obligations, on a "when-issued" basis. Delivery of the security and payment take place after the date of the commitment to purchase and such securities are subject to market fluctuations during this period. The fair value of these securities is determined in the same manner as other municipal obligations. The Trust's custodian will set aside cash or liquid portfolio securities equal to the amount of the when-issued commitment in a separate account.

3.   Investment Advisory, Administration, Distribution,
     Shareholder Services and Other Fees

  The Trust and Fleet Investment Advisors Inc. (the "Investment Advisor" or "Fleet"), an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., are parties to an investment advisory agreement under which the Investment Advisor provides services for a fee, computed daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of each Fund (See Note 4).

  The Trust and First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, are parties to an administration agreement under which Investor Services Group (the "Administrator") provides services for a fee, computed daily and paid monthly, at the annual rate, effective September 10, 1998, of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by the Trust (whose financial statements are provided in separate reports), 0.085% of the next $2.5 billion of combined average daily net assets, 0.075% of the next $7 billion of combined average daily net assets, 0.065% of the next $3 billion of combined average daily net assets, 0.06% of the next $3 billion of combined average daily net assets and 0.0575% of combined average daily net assets in excess of $18 billion. Prior to September 10, 1998, Investor Services Group received administration fees at the annual rate of 0.09% of the first $2.5 billion of combined average daily net assets of the Funds and the other funds offered by the Trust, 0.085% of the next $2.5 billion of combined average daily net assets and 0.075% of combined average daily net assets over $5 billion.

  In addition, Investor Services Group also provides certain fund accounting, custody administration and transfer agency services in accordance with certain fee arrangements. Pursuant to such fee arrangements, Investor Services Group compensates The Chase Manhattan Bank, the Trust's custodian bank, for its services.

  First Data Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of Investor Services Group and an indirect wholly-owned subsidiary of First Data Corporation, serves as the exclusive distributor of the Trust's shares.

  The Trust has adopted a shareholder services plan ("Services Plan") with respect to Retail A Shares and Trust Shares of the Funds. Currently, the Services Plan has not been implemented with respect to the Funds' Trust Shares. The Services Plan provides compensation to institutions (including and currently limited to Fleet Bank and its affiliates) which provide administrative and support services to their customers who beneficially own Retail A Shares at an aggregate annual rate not to exceed 0.30% of the average daily net asset value of the outstanding Retail A Shares of each Fund beneficially owned by such customers. The Trust, under the direction of the Board of Trustees, is currently limiting fees payable under the Services Plan with respect to each Fund to an aggregate annual rate not to exceed 0.15% of the average daily net asset value of the outstanding Retail A Shares beneficially owned by such customers. No fees were charged under the Services Plan with respect to the Rhode Island Municipal Bond Fund for the six months ended April 30, 1999.

  The Trust has adopted a distribution and shareholder services plan (the "12b-1 Plan") with respect to Retail B Shares of the Tax-Exempt Bond Fund. Under the 12b-1 Plan, the Trust may pay (i) the Distributor or another person for expenses and activities primarily intended to result in the sale of Retail B Shares, (ii) institutions for shareholder liaison services and (iii) institutions for administrative support services. Currently, payments under the 12b-1 Plan for distribution services are being made solely to broker-dealer affiliates of Fleet Bank and payments under the 12b-1 Plan for shareholder liaison and shareholder administrative support services are being made solely to Fleet Bank and its affilitates. Payments for distribution expenses may not exceed an annual rate of 0.65% of the average daily net assets attributable to each of the Fund's out-

Notes to Financial Statements

standing Retail B Shares. The fees for shareholder liaison services and/or administrative support services may not exceed the annual rates of 0.15% and 0.15%, respectively, of the average daily net assets attributable to the Fund's outstanding Retail B Shares owned of record or beneficially by customers of institutions. The Trust, under the direction of the Board of Trustees, is currently limiting each Fund's payments for shareholder liaison and administrative support services under the 12b-1 Plan to an aggregate fee of not more than 0.15% of the average daily net asset value of Retail B Shares owned of record or beneficially by customers of institutions. For the six months ended April 30, 1999, the Funds paid fees under the Services Plan and 12b-1 Plan as follows:

                                                  12b-1 Plan
                               Services    ------------------------
   Fund                          Plan      Services    Distribution
   ----                          ----      --------    ------------
Tax-Exempt Bond..............  $17,205     $ 2,036     $  9,731
New Jersey Municipal Bond....      786         N/A          N/A
New York Municipal Bond......   34,418         N/A          N/A
Connecticut Municipal Bond...   18,611         N/A          N/A
Massachusetts Municipal Bond.   32,583         N/A          N/A
Rhode Island Municipal Bond..       --         N/A          N/A

  The Trust has adopted a Distribution Plan (the "A Prime Shares Plan") with respect to A Prime Shares of the Tax-Exempt Bond Fund. Under the A Prime Shares Plan, the Trust may pay the Distributor or another person for expenses and activities primarily intended to result in the sale of A Prime Shares. Payments by the Trust under the A Prime Shares Plan may not exceed the annual rate of 0.30% of the average daily net assets attributable to the Fund's outstanding A Prime Shares. The Trust, under the direction of the Board of Trustees, intends to limit the Fund's payments under the A Prime Shares Plan to an annual rate of not more than 0.25% of the average daily net asset value of the Fund's outstanding A Prime Shares.

  The Trust has adopted a Distribution and Services Plan (the "B Prime Shares Plan") with respect to B Prime Shares of the Tax-Exempt Bond Fund. Under the B Prime Shares Plan, the Trust may pay (i) the Distributor or another person for expenses and activities primarily intended to result in the sale of B Prime Shares, (ii) institutions for shareholder liaison services, and (iii) institutions for administrative support services. Payments for distribution expenses may not exceed the annual rate of 0.75% of the average daily net assets attributable to the Fund's outstanding B Prime Shares. The fees for shareholder liaison services and/or administrative support services may not exceed the annual rates of 0.25% and 0.25%, respectively, of the average daily net assets attributable to the Fund's outstanding B Prime Shares owned of record or beneficially by customers of institutions. The Trust, under the direction of the Board of Trustees, intends to limit the Fund's payments for shareholder liaison and administrative support services under the B Prime Shares Plan to an aggregate fee of not more than 0.25% of the average daily net asset value of B Prime Shares owned of record or beneficially by customers of institutions. For the period ended April 30, 1999, the Tax-Exempt Bond Fund paid no fees under the A Prime Shares Plan and B Prime Shares Plan.

  Retail A Shares, Retail B Shares, Trust Shares, A Prime Shares and B Prime Shares of the Funds each bear series specific transfer agent charges based upon the number of shareholder accounts for each series. For the six months ended April 30, 1999, transfer agent charges for each series were as follows:

   Fund                        Retail A   Retail B      Trust
   ----                        --------   --------      -----
Tax-Exempt Bond..............  $11,454      $844         $58
New Jersey Municipal Bond....    2,453       N/A          27
New York Municipal Bond......   12,854       N/A          33
Connecticut Municipal Bond...    8,024       N/A          31
Massachusetts Municipal Bond.   10,240       N/A          29
Rhode Island Municipal Bond..    2,480       N/A          --

  For the period ended April 30, 1999, no transfer agent charges were paid with respect to A Prime Shares and B Prime Shares of the Tax-Exempt Bond Fund.

  Certain officers of the Trust may be officers of the Administrator. Such officers receive no compensation from the Trust for serving in their respective roles. No officer, director or employee of the Investment Advisor serves as an officer, trustee or employee of the Trust. Effective March 5, 1998, each Trustee is entitled to receive for services as a trustee of the Trust, The Galaxy VIP Fund ("VIP") and Galaxy Fund II ("Galaxy II") an aggregate fee of $40,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. Prior to March 5, 1998, each Trustee was entitled to receive for services as a trustee of the Trust, VIP and Galaxy II an aggregate fee of $29,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees and the President and Treasurer of the Trust, VIP and Galaxy II are also entitled to additional fees for their services in these capacities. These fees are allocated among the funds of the Trust, VIP and Galaxy II, based on their relative net assets.

  Each Trustee is eligible to participate in The Galaxy Fund/The Galaxy VIP Fund /Galaxy Fund II Deferred Compensation Plan (the "Plan"), an unfunded, non-qualified deferred compensation plan. The Plan allows each trustee to defer receipt of all or a percentage of fees which otherwise would be payable for services performed.

  Expenses for the six months ended April 30, 1999 include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm is Secretary to the Trust.

Notes to Financial Statements

4. Waiver of Fees and Reimbursement of Expenses

  The Advisor and/or its affiliates and/or the Administrator voluntarily agreed to waive a portion of their fees and/or reimburse the Funds for certain expenses so that total expenses would not exceed certain expense limitations established for each Fund. The respective parties, at their discretion, may revise or discontinue the voluntary fee waivers and/or expense reimbursements at any time. For the six months ended April 30, 1999, the Investment Advisor and Administrator waived fees and/or reimbursed expenses with respect to the Funds as follows:

   Fund                            Fees Waived
   ----                            -----------
Tax-Exempt Bond..............       $167,017
New Jersey Municipal Bond....         44,851
New York Municipal Bond......         84,415
Connecticut Municipal Bond...         81,039
Massachusetts Municipal Bond.        141,088
Rhode Island Municipal Bond..         43,095

                                    Expenses
   Fund                            Reimbursed
   ----                            ----------
New Jersey Municipal Bond....       $  3,854
New York Municipal Bond......          1,333

5. Shares of Beneficial Interest

  The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest, each with a par value of $0.001. Shares of the Trust are currently classified into thirty classes of shares each consisting of one or more series including: Class M - Series 1 shares (Trust Shares), Class M - Series 2 shares (Retail A Shares), Class M - Series 3 shares (Retail B Shares), Class M - Series 4 shares (A Prime Shares) and Class M - Series 5 shares (B Prime Shares) - Tax-Exempt Bond Fund; Class Y - Series 1 shares (Trust Shares) and Class Y - Series 2 shares (Retail A Shares) - New Jersey Municipal Bond Fund; Class O - Series 1 shares (Trust Shares) and Class O
- Series 2 shares (Retail A Shares) - New York Municipal Bond Fund; Class P - Series 1 shares (Trust Shares) and Class P - Series 2 Shares (Retail A Shares) - Connecticut Municipal Bond Fund; Class Q - Series 1 shares (Trust Shares) and Class Q - Series 2 shares (Retail A Shares) - Massachusetts Municipal Bond Fund; and Class R - Series 1 shares (Trust Shares) and Class R - Series 2 shares (Retail A Shares) - Rhode Island Municipal Bond Fund.

  Each share represents an equal proportionate interest in the respective Fund, bears the same fees and expenses (except that Retail A Shares bear the expense of payments under the Services Plan, Retail B Shares bear the expense of payments under the 12b-1 Plan, A Prime Shares bear the expense of payments under the A Prime Shares Plan, B Prime Shares bear the expense of payments under the B Prime Shares Plan and Trust Shares, Retail A Shares, Retail B Shares, A Prime Shares and B Prime Shares each bear series specific transfer agent charges) and are entitled to such dividends and distributions of income earned as are declared at the discretion of the Trust's Board of Trustees.

  Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

6. Purchases and Sales of Securities

  The cost of purchases and proceeds from sales of securities, other than short-term investments, for the six months ended April 30, 1999 were as follows:

   Fund                           Purchases      Sales
   ----                           ---------      -----
Tax-Exempt Bond..............   $35,406,937  $22,838,740
New Jersey Municipal Bond....     1,698,045      963,678
New York Municipal Bond......    11,107,491    7,260,062
Connecticut Municipal Bond...     8,036,925    5,020,388
Massachusetts Municipal Bond.    19,068,228   11,712,835
Rhode Island Municipal Bond..     7,236,916    3,777,864

  The aggregate gross unrealized appreciation and depreciation, net unrealized appreciation (depreciation), and cost for all securities as computed on a federal income tax basis at April 30, 1999 for each Fund is as follows:

   Fund                         Appreciation   (Depreciation)
   ----                         ------------   --------------
Tax-Exempt Bond..............   $ 6,815,231     $  (233,470)
New Jersey Municipal Bond....       123,074          (9,121)
New York Municipal Bond......     3,715,974         (79,328)
Connecticut Municipal Bond...     1,777,508         (29,050)
Massachusetts Municipal Bond.     2,218,686         (96,392)
Rhode Island Municipal Bond..       918,855         (35,012)

   Fund                              Net           Cost
   ----                              ---           ----
Tax-Exempt Bond..............   $ 6,581,761    $165,264,351
New Jersey Municipal Bond....       113,953       9,161,264
New York Municipal Bond......     3,636,646      81,099,501
Connecticut Municipal Bond...     1,748,458      39,095,205
Massachusetts Municipal Bond.     2,122,294      70,915,848
Rhode Island Municipal Bond..       883,843      22,127,474

Notes to Financial Statements

At October 31, 1998, the following Funds had capital loss carryforwards:

   Fund                            Amount     Expiration
   ----                            ------     ----------
New Jersey Municipal Bond....   $       687      2006
New York Municipal Bond......       490,748      2003
                                     16,589      2004
Connecticut Municipal Bond...        31,295      2002
                                    685,391      2003
                                     82,263      2005
Massachusetts Municipal Bond.       286,989      2003

7. Concentration of Credit

  The New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds invest primarily in debt obligations issued by the State of New Jersey, the State of New York, the State of Connecticut, the Commonwealth of Massachusetts and the State of Rhode Island, respectively, and their respective political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Funds, as non-diversified investment portfolios, are more susceptible to economic and political factors adversely affecting issuers of each respective state's specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent.

8.   Change of Accountants

On January 13, 1999, the Trust dismissed PricewaterhouseCoopers LLP ("PwC") as the Funds' independent auditors by action of the Trust's Board of Trustees upon the recommendation of a Special Committee of the Board. PwC's reports on the Funds' financial statements for the fiscal years ended October 31, 1998 and October 31, 1997 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Funds' fiscal years ended October 31, 1998 and October 31, 1997 and the interim period commencing November 1, 1998 and ending January 13, 1999, (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds' financial statements for such years, and (ii) there were no "reportable events" of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On January 13, 1999, the Trust by action of its Board of Trustees upon the recommendation of a Special Committee of the Board engaged Ernst & Young LLP ("E&Y") as the independent auditors to audit the Funds' financial statements for the fiscal year ending October 31, 1999. During the Funds' fiscal years ended October 31, 1998 and October 31, 1997 and the interim period commencing November 1, 1998 and ending January 13, 1999, neither the Trust, the Funds nor anyone on their behalf has consulted E&Y on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds' financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

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

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